                                                                    EXHIBIT 10.2















                              ARMOR HOLDINGS, INC.,

                                   as Issuer,

                           THE SUBSIDIARY GUARANTORS,

                                 as Guarantors,

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,

                                   as Trustee



                                    INDENTURE

                           DATED AS OF AUGUST 12, 2003



                    8 1/4% SENIOR SUBORDINATED NOTES DUE 2013





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                                TABLE OF CONTENTS

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                                                                                                                PAGE
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
ARTICLE ONE DEFINITIONS AND INCORPORATION BY REFERENCE............................................................1

         Section 1.01. Definitions................................................................................1
         Section 1.02. Other Definitions.........................................................................16
         Section 1.03. Incorporation by Reference of Trust Indenture Act.........................................17
         Section 1.04. Rules of Construction.....................................................................17

ARTICLE TWO THE NOTES............................................................................................18

         Section 2.01. Form and Dating...........................................................................18
         Section 2.02. Execution and Authentication..............................................................18
         Section 2.03. Methods of Receiving Payments on the Notes................................................19
         Section 2.04. Registrar and Paying Agent................................................................19
         Section 2.05. Paying Agent to Hold Money in Trust.......................................................19
         Section 2.06. Lists of Holders of Notes.................................................................20
         Section 2.07. Transfer and Exchange.....................................................................20
         Section 2.08. Replacement Notes.........................................................................31
         Section 2.09. Outstanding Notes; Treasury Notes.........................................................31
         Section 2.10. Temporary Notes...........................................................................32
         Section 2.11. Cancellation..............................................................................32
         Section 2.12. Defaulted Interest........................................................................32
         Section 2.13. CUSIP Number..............................................................................32
         Section 2.14. Persons Deemed Owners.....................................................................32
         Section 2.15. Issuance of Additional Notes..............................................................33

ARTICLE THREE REDEMPTION.........................................................................................33

         Section 3.01. Notice to Trustee.........................................................................33
         Section 3.02. Selection of Notes to Be Redeemed.........................................................33
         Section 3.03. Notice of Redemption......................................................................33
         Section 3.04. Effect of Notice of Redemption............................................................34
         Section 3.05. Deposit of Redemption Price...............................................................34
         Section 3.06. Notes Redeemed in Part....................................................................34
         Section 3.07. Optional Redemption.......................................................................35
         Section 3.08. No Mandatory Redemption...................................................................35

ARTICLE FOUR COVENANTS...........................................................................................36

         Section 4.01. Payment of Notes..........................................................................36
         Section 4.02. Commission Reports........................................................................36
         Section 4.03. Compliance Certificates...................................................................36
         Section 4.04. Maintenance of Office or Agency...........................................................37
         Section 4.05. Corporate Existence.......................................................................37
         Section 4.06. Waiver of Stay, Extension or Usury Laws...................................................38
         Section 4.07. Payment of Taxes and Other Claims.........................................................38
         Section 4.08. Business Activities.......................................................................38
         Section 4.09. Limitation on Incurrence of Additional Indebtedness and Issuance of Preferred Stock.......38
         Section 4.10. Limitation on Restricted Payments.........................................................40
         Section 4.11. Limitation on Sale of Assets..............................................................42
         Section 4.12. Limitation on Liens.......................................................................44



         Section 4.13. Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.................44
         Section 4.14. Limitation on Transactions with Affiliates................................................45
         Section 4.15. Limitation on Senior Subordinated Indebtedness............................................46
         Section 4.16. Change of Control.........................................................................46
         Section 4.17. Designation of Restricted and Unrestricted Subsidiaries...................................47
         Section 4.18. Limitation on Issuances and Sales of Equity Interests in Restricted Subsidiaries..........48
         Section 4.19. Payments for Consent......................................................................48
         Section 4.20. Limitations on Issuances of Guarantees by Restricted Subsidiaries; Merger,
                           Consolidation and Sale of All or Substantially All Assets by Subsidiary
                           Guarantors; Release of Subsidiary Guarantees..........................................49
         Section 4.21. Sale and Leaseback Transactions...........................................................50
         Section 4.22. Additional Subsidiary Guarantees..........................................................50

ARTICLE FIVE SUCCESSOR CORPORATION...............................................................................51

         Section 5.01. Merger; Consolidation or Sale of All or Substantially All Assets..........................51
         Section 5.02. Successor Corporation Substituted.........................................................52

ARTICLE SIX DEFAULTS AND REMEDIES................................................................................52

         Section 6.01. Events of Default.........................................................................52
         Section 6.02. Acceleration..............................................................................53
         Section 6.03. Other Remedies............................................................................54
         Section 6.04. Waiver of Past Defaults...................................................................54
         Section 6.05. Control by Majority.......................................................................55
         Section 6.06. Limitation on Remedies....................................................................55
         Section 6.07. Rights of Holders to Receive Payment......................................................55
         Section 6.08. Collection Suit by Trustee................................................................55
         Section 6.09. Trustee May File Proofs of Claim..........................................................56
         Section 6.10. Priorities................................................................................56
         Section 6.11. Undertaking for Costs.....................................................................56

ARTICLE SEVEN TRUSTEE............................................................................................57

         Section 7.01. Duties of Trustee.........................................................................57
         Section 7.02. Rights of Trustee.........................................................................57
         Section 7.03. Individual Rights of Trustee..............................................................58
         Section 7.04. Trustee's Disclaimer......................................................................58
         Section 7.05. Notice of Defaults........................................................................59
         Section 7.06. Reports by Trustee to Holders.............................................................59
         Section 7.07. Compensation and Indemnity................................................................59
         Section 7.08. Replacement of Trustee....................................................................60
         Section 7.09. Successor Trustee by Merger, Etc..........................................................61
         Section 7.10. Eligibility; Disqualification.............................................................61
         Section 7.11. Preferential Collection of Claims Against Company.........................................61

ARTICLE EIGHT SATISFACTION AND DISCHARGE OF INDENTURE............................................................61

         Section 8.01. Termination of Company's Obligations......................................................61
         Section 8.02. Application of Trust Money................................................................62
         Section 8.03. Repayment to the Company..................................................................62
         Section 8.04. Survival..................................................................................62
         Section 8.05. Reinstatement.............................................................................63



                                                    ii

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ARTICLE NINE AMENDMENTS, SUPPLEMENTS AND WAIVERS.................................................................63

         Section 9.01. Without Consent of Holders................................................................63
         Section 9.02. With Consent of Holders...................................................................64
         Section 9.03. Compliance with Trust Indenture Act.......................................................65
         Section 9.04. Revocation and Effect of Consents.........................................................65
         Section 9.05. Notation on or Exchange of Notes..........................................................66
         Section 9.06. Trustee Protected.........................................................................66

ARTICLE TEN SUBORDINATION OF NOTES...............................................................................66

         Section 10.01. Agreement to Subordinate.................................................................66
         Section 10.02. Liquidation; Dissolution; Bankruptcy.....................................................66
         Section 10.03. Default on Designated Senior Debt........................................................67
         Section 10.04. Acceleration of Notes....................................................................67
         Section 10.05. When Distribution Must Be Paid Over......................................................68
         Section 10.06. Notice by the Company....................................................................68
         Section 10.07. Subrogation..............................................................................68
         Section 10.08. Relative Rights..........................................................................68
         Section 10.09. Subordination May Not Be Impaired by the Company.........................................69
         Section 10.10. Distribution or Notice to Representative.................................................69
         Section 10.11. Rights of Trustee and Paying Agent.......................................................69
         Section 10.12. Authorization to Effect Subordination....................................................69
         Section 10.13. Trustee Not Fiduciary for Holders of Senior Debt.........................................69

ARTICLE ELEVEN GUARANTEES........................................................................................70

         Section 11.01. Unconditional Guarantee..................................................................70
         Section 11.02. [Reserved]...............................................................................71
         Section 11.03. [Reserved]...............................................................................71
         Section 11.04. [Reserved]...............................................................................71
         Section 11.05. Limitation of Subsidiary Guarantor's Liability...........................................71
         Section 11.06. Contribution.............................................................................71
         Section 11.07. Execution and Delivery of Subsidiary Guarantees..........................................71
         Section 11.08. Severability.............................................................................71

ARTICLE TWELVE SUBORDINATION OF SUBSIDIARY GUARANTEES............................................................72

         Section 12.01. Guarantees Subordinated to Senior Debt...................................................72
         Section 12.02. Liquidation; Dissolution; Bankruptcy.....................................................72
         Section 12.03. Default on Designated Senior Debt........................................................72
         Section 12.04. Guarantees Unconditional.................................................................73
         Section 12.05. When Distribution Must Be Paid Over......................................................73
         Section 12.06. Notice by the Company....................................................................74
         Section 12.07. Subrogation..............................................................................74
         Section 12.08. Relative Rights..........................................................................74
         Section 12.09. Subordination May Not Be Impaired by the Company.........................................74
         Section 12.10. Distribution or Notice to Representative.................................................75
         Section 12.11. Rights of Trustee and Paying Agent.......................................................75
         Section 12.12. Authorization to Effect Subordination....................................................75
         Section 12.13. Trustee Not Fiduciary for Holders of Senior Debt.........................................75


                                               iii


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ARTICLE THIRTEEN DEFEASANCE AND COVENANT DEFEASANCE..............................................................76

         Section 13.01. Option to Effect Legal Defeasance or Covenant Defeasance.................................76
         Section 13.02. Legal Defeasance and Discharge...........................................................76
         Section 13.03. Covenant Defeasance......................................................................76
         Section 13.04. Conditions to Legal or Covenant Defeasance...............................................77
         Section 13.05. Deposited Money and Government Securities to Be Held in Trust; Other Miscellaneous
                           Provisions............................................................................78
         Section 13.06. Repayment to the Company.................................................................78
         Section 13.07. Reinstatement............................................................................78

ARTICLE FOURTEEN MISCELLANEOUS...................................................................................79

         Section 14.01. Trust Indenture Act Controls.............................................................79
         Section 14.02. Notices..................................................................................79
         Section 14.03. Communication by Holders with Other Holders..............................................80
         Section 14.04. Certificate and Opinion as to Conditions Precedent.......................................80
         Section 14.05. Statements Required in Certificate or Opinion............................................80
         Section 14.06. Rules by Trustee and Agents..............................................................80
         Section 14.07. Legal Holidays...........................................................................80
         Section 14.08. No Personal Liability of Directors, Officers, Employees and Stockholders.................81
         Section 14.09. Governing Law............................................................................81
         Section 14.10. No Adverse Interpretation of Other Agreements............................................81
         Section 14.11. [Reserved]...............................................................................81
         Section 14.12. Successors...............................................................................81
         Section 14.13. Duplicate Originals......................................................................81
         Section 14.14. Severability.............................................................................81
         Section 14.15. Table of Contents, Headings, etc.........................................................81


                  Exhibit A - Form of Initial Note
                  Exhibit B - Form of Certificate of Transfer
                  Exhibit C - Form of Certificate of Exchange
                  Exhibit D - Form of Certificate from Acquiring Institutional Accredited Investor




                                                    iv



                              CROSS-REFERENCE TABLE

TRUST INDENTURE                                                      INDENTURE
   ACT SECTION                                                        SECTION
------------------                                                   ---------
310  (a)(1)...............................................................7.10
     (a)(2)...............................................................7.10
     (a)(3) ...............................................................N/A
     (a)(4) ...............................................................N/A
     (a)(5) ..............................................................7.08
     (b) .................................................................7.10
     (c) ..................................................................N/A
311  (a)..................................................................7.11
     (b)..................................................................7.11
     (c) ..................................................................N/A
312  (a) ..................................................................N/A
     (b) ................................................................14.03
     (c) ................................................................14.03
313  (a) .................................................................7.06
     (b)(1) ...............................................................N/A
     (b)(2) ..............................................................7.06
     (c) .................................................................7.06
     (d) .................................................................7.06
314  (a) ...........................................................4.02; 4.03
     (b) ..................................................................N/A
     (c)(1) .............................................................14.04
     (c)(2) .............................................................14.01
     (c)(3) ...............................................................N/A
     (d) ..................................................................N/A
     (e) .................................................................4.03
     (f) ..................................................................N/A
315  (a)..................................................................7.01
     (b) .................................................................7.05
     (c) .................................................................7.01
     (d) .................................................................7.01
     (e) ..................................................................N/A
316  (a)(1)(A) ...........................................................6.05
     (a)(1)(B) ...........................................................6.04
     (a)(2) ...............................................................N/A
     (b) .................................................................6.07
     (c)..................................................................9.04
317  (a)(1) ..............................................................6.08
     (a)(2) ..............................................................6.09
     (b) ..................................................................N/A
318  (a) ................................................................14.01
     (b) ..................................................................N/A
     (c) ................................................................14.01

------------------------

N/A means Not Applicable

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

                  INDENTURE, dated as of August 12, 2003, among ARMOR HOLDINGS, INC., a Delaware corporation (the "Company"), the SUBSIDIARY GUARANTORS listed as signatories hereto, and Wachovia Bank, National Association, a national banking association, as trustee ("Trustee").

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance, initially, of up to $150,000,000 aggregate principal amount of the Company's 8 1/4% Senior Subordinated Notes due 2013 (the "Notes") issuable as provided in this Indenture. All actions necessary to make this Indenture a valid and legally binding agreement of the Company and each Subsidiary Guarantor, in accordance with its terms, have been taken.

                  Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the holders of the Notes.


                                  ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01. Definitions.

                  "144A Global Note" means a global note substantially in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that shall be issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 144A.

                  "Acquired Debt" means, with respect to any specified Person,
         (i) Indebtedness of any other Person existing at the time such other Person is merged with or into, or becomes a Subsidiary of, such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

                  "Affiliate" of any specified Person means (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any executive officer or director of such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" shall have correlative meanings.

                  "Agent" means any Registrar, Paying Agent or co-registrar.

                  "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

                  "Asset Sale" means (i) the sale, lease, conveyance or other disposition of any assets or rights; provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole shall be governed by Section 4.16 and/or Section 5.01 and not by
         Section 4.11 hereof; and (ii) the issuance of Equity Interests by any of the Company's Restricted Subsidiaries or the sale by the Company or any Restricted Subsidiary of Equity Interests in any of its Subsidiaries. Notwithstanding the preceding, the following items shall be deemed not to be Asset

         Sales: (i) any Qualifying Services Division Sale, provided that the Company or any Restricted Subsidiary receives consideration at the time of such Qualifying Services Division Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of and such fair market value is determined by the Company's Board of Directors and evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee; (ii) any Qualifying USDS Sale, provided that the Company or any Restricted Subsidiary receives consideration at the time of such Qualifying USDS Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of and such fair market value is determined by the Company's Board of Directors and evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee; (iii) any single transaction or series of related transactions that involves assets having a fair market value of less than $5.0 million; (iv) a transfer of assets between or among the Company and its Restricted Subsidiaries; (v) an issuance of Equity Interests by a Restricted Subsidiary to the Company or to another Restricted Subsidiary; (vi) the sale or lease of equipment, inventory, accounts receivable or other assets in the ordinary course of business; (vii) the sale or other disposition of Cash Equivalents; (viii) a Restricted Payment that is permitted by Section 4.10; and (ix) any sale or disposition of any property or equipment that has become damaged, worn out, obsolete or otherwise not useful or no longer used by the Company in connection with the business of the Company or its Restricted Subsidiaries.

                  "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

                  "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" shall have a corresponding meaning.

                  "Board of Directors" means (i) with respect to a corporation, the board of directors of the corporation; (ii) with respect to a partnership, the board of directors of the general partner of the partnership; and (iii) with respect to any other Person, the board or committee of such Person serving a similar function.

                  "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Broker-Dealer" has the meaning set forth in the Registration Rights Agreement.

         "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading and which is not a Legal Holiday.

                  "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

                  "Capital Stock" means (i) in the case of a corporation, corporate stock; (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                  "Cash Equivalents" means (i) United States dollars; (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition; (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of "B" or better; (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above; (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's, a division of the McGraw-Hill Companies, Inc. and in each case maturing within six months after the date of acquisition; and
         (vi) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (i) through (v) of this definition.

                  "Change of Control" means the occurrence of any of the following: (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Restricted Subsidiaries, taken as a whole, to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act); (ii) the adoption of a plan relating to the liquidation or dissolution of the Company; (iii) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) becomes the ultimate Beneficial Owner, directly or indirectly, of 50% or more of the voting power of the Voting Stock of the Company; (iv) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors; or
         (v) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where (A) the Voting Stock of the Company outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee Person constituting a majority of the outstanding shares of such Voting Stock of such surviving or transferee Person (immediately after giving effect to such issuance) and (B) immediately after such transaction, no "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) becomes, directly or indirectly, the beneficial owner (as defined above) of 50% or more of the voting power of all classes of Voting Stock of the Company.

                  "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg or, as the context requires, its depositary, Citibank, N.A., as operator of the Clearstream System.

                  "Commission" means the Securities and Exchange Commission.

                  "Company" means the party named as such above, until a successor replaces such Person in accordance with the terms of this Indenture, and thereafter means such successor.

                  "Consolidated Cash Flow" means, with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period plus: (i) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus (ii) Fixed Charges to the extent deducted in computing such Consolidated Net Income; plus (iii) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income; minus (iv) non-cash items increasing such Consolidated Net Income for such period, other than the accrual of revenue consistent with past practice, in each case, on a consolidated basis and determined in accordance with GAAP. Notwithstanding the preceding, the provision for taxes based on the income or profits of, and the depreciation and amortization and other non-cash expenses of, a Restricted Subsidiary of the Company shall be added to Consolidated Net Income to compute Consolidated Cash Flow of the Company only to the extent that a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Restricted Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Subsidiary or its stockholders.

                  "Consolidated Net Income" means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that: (i) the Consolidated Net Income of the Company and its Subsidiaries for any period shall be deemed to include any extraordinary integration costs incurred in connection with acquisitions or divestitures and other non-recurring charges and costs to the extent such costs or charges were included in the computation of the Consolidated EBITDA (as defined in the Credit Agreement) of the Company for such period for the purposes of the Credit Agreement; (ii) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the specified Person or a Wholly Owned Restricted Subsidiary thereof; (iii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its equityholders; (iv) the Net Income of any Person acquired during the specified period for any period prior to the date of such acquisition shall be excluded; (v) the cumulative effect of a change in accounting principles shall be excluded; and (vi) the Net Income (but not loss) of any Unrestricted Subsidiary shall be excluded, whether or not distributed to the specified Person or one of its Subsidiaries.

                  "Consolidated Net Tangible Assets" means the total amount of assets of any Person on a consolidated basis, including deferred pension costs, after deducting therefrom (i) all current liabilities (excluding any indebtedness classified as a current liability), (ii) all goodwill, tradenames, trademarks, patents, unamortized debt discount and financing costs and all other like intangible assets and
         (iii) appropriate adjustments on account of minority interests of other Persons holding shares of the Subsidiaries of such Person, all as set forth in the most recent balance sheet of such Person and its consolidated Subsidiaries, (but, in any event, as of a date within 150 days of the date of determination) and computed in accordance with generally accepted accounting principles.

                  "Consolidated Net Worth" means, with respect to any specified Person as of any date, the sum of: (i) the consolidated equity of the common stockholders of such Person and its consolidated Restricted Subsidiaries as set forth on the most recently available quarterly or annual consolidated balance sheet of the Company and its Restricted Subsidiaries (which shall be as of a date not more than 90 days prior to the date of computation, and which shall not take into account Unrestricted Subsidiaries); plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock.

                  "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who: (i) was a member of such Board of Directors on the date hereof; or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

                  "Credit Agreement" means that certain Credit Agreement, to be entered into on or within five days of the date hereof by and among the Company, Bank of America, N.A., as Administrative Agent and Arranger and the other lenders named therein, relating to a $60 million senior secured revolving credit facility, including any related letters of credit, notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced from time to time by one or more credit facilities, in which case, the credit agreement or similar agreement together with all other documents and instruments related shall constitute the "Credit Agreement," whether with the same or different agents and lenders.

                  "Credit Facilities" means, one or more debt facilities (including, without limitation, the Credit Agreement (and any hedging arrangements with the lenders thereunder or Affiliates of such lenders, secured by the collateral securing the Company's Obligations under the Credit Agreement) or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time by one or more of such facilities, whether with the same or different banks and lenders.

                  "Current Trading Price" means, with respect to any shares of Equity Interests, any sale price (regular way) quoted on the New York Stock Exchange, or any other national securities exchange or quotation system on which such Equity Interests are listed or quoted, on the applicable date of purchase, repurchase or redemption.

                  "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

                  "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.07 hereof, substantially in the form of Exhibit A hereto, except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

                  "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in
         Section 2.04 hereof as the depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

                  "Designated Senior Debt" means (i) any Indebtedness outstanding under the Credit Facilities, and (ii) after payment in full of all Obligations under the Credit Facilities, any other Senior Debt permitted under this Indenture the principal amount of which is $25.0 million or more and that has been designated by the Company as "Designated Senior Debt."

                  "Discontinued Domestic Subsidiary" means any of the following Subsidiaries of the Company: (i) ArmorGroup North America, Inc., (ii) ArmorGroup Services, LLC, (iii) CDR International, Inc., (iv) U.S. Defense Systems, LLC, (v) O'Gara Security Associates, Inc., (vi) ITI Limited Partnership, (vii) International Training, Inc., (viii) Network Audit Systems, Inc., (ix) New Technologies Armor, Inc., (x) The Parvus Company, (xi) Parvus Crisis Management Corporation, and (xii) The Parvus International Information Company.

                  "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is one year after the date on which the Notes mature. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless and until the Company first complies with Section
         4.10. The term "Disqualified Stock" shall also include any options, warrants or other rights that are convertible into Disqualified Stock or that are redeemable at the option of the holder, or required to be redeemed, on or prior to the date that is one year after the date on which the Notes mature.

                  "Domestic Subsidiary" means any Subsidiary of the Company that was formed under the laws of the United States or any state thereof or the District of Columbia.

                  "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                  "Euroclear" means Euroclear Bank S.A./N.A. or, as the context requires, its depositary, Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

                  "Exchange Notes" means the Notes issued in the Exchange Offer in accordance with Section 2.07(f) hereof.

                  "Exchange Offer" has the meaning set forth in the Registration Rights Agreement.

                  "Exchange Offer Registration Statement" has the meaning set forth in the Registration Rights Agreement.

                  "Existing Indebtedness" means the aggregate principal amount of Indebtedness of the Company and its Subsidiaries (other than Indebtedness under the Credit Agreement and the Notes) in existence on the date hereof, until such amounts are repaid.

                  "fair market value" means the price that would be paid in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the Board of Directors, whose determination shall be conclusive if evidenced by a Board Resolution.

                  "Fixed Charges" means, with respect to any specified Person for any period, the sum, without duplication, of: (i) the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued, including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net of the effect of all payments made or received pursuant to Hedging Obligations; plus (ii) the consolidated interest of such Person and its Restricted Subsidiaries that was capitalized during such period; plus
         (iii) any interest expense on Indebtedness of another Person that is Guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries, whether or not such Guarantee or Lien is called upon; plus (iv) the product of (a) all dividends, whether paid or accrued and whether or not in cash, on any series of Disqualified Stock or preferred stock of such Person or any of its Restricted Subsidiaries, other than dividends on Equity Interests payable solely in Equity Interests of the Company (other than Disqualified

         Stock) or to the Company or a Restricted Subsidiary of the Company, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

                  "Fixed Charge Coverage Ratio" means with respect to any specified Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. In the event that the specified Person or any of its Subsidiaries incurs, assumes, Guarantees, repays, repurchases or redeems any Indebtedness or issues, repurchases or redeems preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated and on or prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, Guarantee, repayment, repurchase or redemption of Indebtedness, or such issuance, repurchase or redemption of preferred stock, and the use of the proceeds therefrom as if the same had occurred at the beginning of the applicable four-quarter reference period. In addition, for purposes of calculating the Fixed Charge Coverage Ratio: (i) acquisitions and dispositions of business entities or property and assets constituting a division or line of business of any Person that have been made by the specified Person or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be given pro forma effect as if they had occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated on a pro forma basis in accordance with Regulation S-X under the Exchange Act; (ii) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP shall be excluded; (iii) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the specified Person or any of its Subsidiaries following the Calculation Date; and (iv) consolidated interest expense attributable to interest on any Indebtedness (whether existing or being incurred) computed on a pro forma basis and bearing a floating interest rate shall be computed as if the rate in effect on the Calculation Date (taking into account any interest rate option, swap, cap or similar agreement applicable to such Indebtedness if such agreement has a remaining term in excess of 12 months or, if shorter, at least equal to the remaining term of such Indebtedness) had been the applicable rate for the entire period.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, the opinions and pronouncements of the Public Company Accounting Oversight Board and in the statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

                  "Global Note Legend" means the legend set forth in Section 2.07(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

                  "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, substantially in the form of Exhibit A hereto, as appropriate, issued in accordance with Section 2.01 of this Indenture.

                  "Guarantee" means a guarantee, other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness. The terms "guarantee" and "guaranteed" used as a verb shall have a correlative meaning.

                  "Hedging Obligations" means, with respect to any specified Person, the obligations of such Person under: (i) interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and other agreements or arrangements designed to protect such Person against fluctuations in interest rates; (ii) commodity swap agreements, commodity option agreements, forward contracts and other agreements or arrangements designed to protect such Person against fluctuations in commodity prices; and (iii) foreign exchange contracts, currency swap agreements and other agreements or arrangements designed to protect such Person against fluctuations in foreign currency exchange rates.

                  "Holder" means a Person in whose name a Note is registered on the Registrar's books.

                  "incur" means, with respect to any Indebtedness, to incur, create, issue, assume, Guarantee or otherwise become directly or indirectly liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, such Indebtedness; provided that (i) any Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary shall be deemed to be incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary and (ii) neither the accrual of interest nor the accretion of original issue discount nor the payment of interest in the form of additional Indebtedness (to the extent provided for when the Indebtedness on which such interest is paid was originally issued) shall be considered an incurrence of Indebtedness.

                  "Indebtedness" means, without duplication, with respect to any specified Person, any indebtedness of such Person, whether or not contingent, in respect of: (i) borrowed money; (ii) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof), but excluding obligations with respect to letters of credit (including trade letters of credit) securing obligations described in clause (v) below entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if drawn upon, to the extent such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement; (iii) banker's acceptances; (iv) Capital Lease Obligations and Attributable Debt; (v) the balance deferred and unpaid of the purchase price of any property which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, except any such balance that constitutes an accrued expense or trade payable; (vi) Hedging Obligations, other than Hedging Obligations that are incurred for the purpose of protecting the Company or its Restricted Subsidiaries against fluctuations in interest rates, commodity prices or foreign currency exchange rates, and not for speculative purposes, and that do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in interest rates, commodity prices or foreign currency exchange rates or by reason of fees, indemnifies and compensation payable thereunder; or (vii) Disqualified Stock valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends. In addition, the term "Indebtedness" includes (x) all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person), provided that the amount of such Indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination and (B) the amount of such Indebtedness, and (y) to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person. For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock, such fair market shall be determined in good faith by the Board of Directors of the issuer of such Disqualified Stock. The amount of any Indebtedness outstanding as of any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation, and shall be: (i) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness; provided that the obligation to repay money borrowed and set aside at the time of the incurrence of any Indebtedness in order to pre-fund the payment of the interest on such Indebtedness shall be deemed not to be "Indebtedness" so long as such money is held to secure the payment of such interest.

                  "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or
         (7) under the Securities Act, who are not also QIBs.

                  "Initial Purchaser" means Wachovia Capital Markets, LLC.

                  "Investments" means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans or other extensions of credit (including Guarantees or other arrangements, but excluding advances to customers or suppliers in the ordinary course of business that are, in conformity with GAAP, recorded as accounts receivable, prepaid expenses or deposits on the balance sheet of the Company or its Restricted Subsidiaries and endorsements for collection or deposit arising in the ordinary course of business), advances (excluding commission, travel and similar advances to officers and employees made consistent with past practices), capital contributions (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Investment in such Restricted Subsidiary not sold or disposed of in an amount determined as provided in the final paragraph of Section 4.10. The acquisition by the Company or any Restricted Subsidiary of the Company of a Person that holds an Investment in a third Person shall be deemed to be an Investment by the Company or such Restricted Subsidiary in such third Person in an amount equal to the fair market value of the Investment held by the acquired Person in such third Person in an amount determined as provided in the final paragraph of Section 4.10.

                  "Issue Date" means the date hereof, which is the date on which the Notes are originally issued under this Indenture.

                  "Letter of Transmittal" means the Letter of Transmittal to be prepared by the Company and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

                  "Maturity Date" means August 15, 2013.

                  "Net Income" means, with respect to any specified Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however:

              (1) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with: (a) any asset sale outside the ordinary course of business; or
         (b) the
         disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries; and

              (2) any extraordinary gain (but not loss), together with any related provision for taxes on such extraordinary gain (but not loss).

                  "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements, and amounts required to be applied to the repayment of Indebtedness, secured by a Lien on the asset or assets that were the subject of such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

                  "Non-U.S. Person" means a Person who is not a U.S. Person.

                  "Notes" means the 8 1/4% Senior Subordinated Notes due 2013 of the Company initially issued on the date hereof. For all purposes of this Indenture, the term "Notes" shall include the Notes initially issued on the Issue Date, any Exchange Notes to be issued and exchanged for any Notes pursuant to the Registration Rights Agreement and this Indenture and any other Notes issued after the Issue Date under this Indenture. For purposes of this Indenture, all Notes shall vote together as one series of Notes under this Indenture.

                  "Notes Custodian" means the custodian with respect to a Global Note (as appointed by the Depositary), or any successor person thereto and shall initially be the Trustee.

                  "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

                  "Officer" means, with respect to any Person, the Chairman of the Board, the President, any Vice President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, the Controller, the Secretary or the Assistant Secretary of such Person.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by two Officers, one of which must be the principal executive, principal financial or principal accounting officer or a Vice President of such Person.

                  "Offshore Transaction" has the meaning set forth in Rule 902
         (h) of Regulation S.

                  "Opinion of Counsel" means a written opinion from legal counsel. The counsel may be an employee of or counsel to the Company (or any Subsidiary Guarantor, if applicable).

                  "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and with respect to DTC, shall include Euroclear and Clearstream).

                  "Permitted Business" means any business conducted or proposed to be conducted (as described in the Company's Offering Memorandum dated August 6, 2003 related to the Notes) by the Company and its Restricted Subsidiaries on the date hereof and other businesses reasonably related or ancillary thereto.

                  "Permitted Investments" means (i) any Investment in the Company or in a Wholly Owned Restricted Subsidiary of the Company (including, without limitation, Guarantees of Obligations with respect to any Credit Facilities); (ii) any Investment in Cash Equivalents;
         (iii) any Investment by the Company or any Restricted Subsidiary of the Company in a Person, if as a result of such Investment, (a) such Person becomes a Wholly Owned Restricted Subsidiary of the Company; or (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Wholly Owned Restricted Subsidiary of the Company; (iv) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.11 hereof; (v) Investments acquired solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Company; (vi) Hedging Obligations that are incurred for the purpose of protecting the Company or its Restricted Subsidiaries against fluctuations in interest rates, commodity prices or foreign currency exchange rates, and not for speculative purposes, and that do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in interest rates, commodity prices or foreign currency exchange rates or by reason of fees, indemnifies and compensation payable thereunder; (vii) other Investments in any Person that is not an Affiliate of the Company (other than a Wholly Owned Restricted Subsidiary of the Company) having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (vii) since the date hereof, not to exceed 5% of the Company's Consolidated Net Tangible Assets; and (viii) stock, obligations or securities received in satisfaction of judgments.

                  "Permitted Junior Securities" means (i) Equity Interests in the Company or any Subsidiary Guarantor or any other business entity provided for by a plan of reorganization, or (ii) debt securities of the Company or any Subsidiary Guarantor or any other business entity provided for by a plan of reorganization, in each case, that are subordinated to all Senior Debt and any debt securities issued in exchange for Senior Debt to substantially the same extent as, or to a greater extent than, the Notes and the Subsidiary Guarantees are subordinated to Senior Debt under this Indenture.

                  "Permitted Liens" means (i) Liens on the assets of the Company and any Subsidiary Guarantor securing Senior Debt that was permitted by the terms of this Indenture to be incurred; (ii) Liens in favor of the Company or any Restricted Subsidiary; (iii) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Company or any Restricted Subsidiary of the Company (or any Lien on the proceeds from any sale, liquidation or other disposition of such property); provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company or the Restricted Subsidiary;
         (iv) Liens on property existing at the time of acquisition thereof by the Company or any Restricted Subsidiary of the Company (or any Lien on the proceeds from any sale, liquidation or other disposition of such property), provided that such Liens were in existence prior to the contemplation of such acquisition and do not extend to any property other than the property so acquired by the Company or the Restricted Subsidiary; (v) Liens existing on the date hereof; (vi) in addition to all other Permitted Liens, Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary of the Company with respect to obligations that do not exceed $5.0 million at any one time outstanding; (vii) Liens to secure Indebtedness (including Capital Lease Obligations) permitted by clause 4 of the second paragraph of
         Section 4.09 covering only the assets acquired with such Indebtedness (or any Lien on the proceeds from any sale, liquidation or other disposition of such assets); (viii) statutory and common law Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made (ix) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; (x) Liens securing reimbursement obligations with respect to letters of credit and surety or performance bonds issued in the ordinary course of business, provided that such letters of credit or surety or performance bonds do not constitute Indebtedness; (xi) Liens for taxes, assessments or other governmental charges not yet subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings provided appropriate reserves required pursuant to GAAP have been made in respect thereof; and (xii) encumbrances, easements or reservations of, or rights of others for, licenses, rights or way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or liens incidental to the conduct of the business of such Person or to the ownership of its properties which do not in the aggregate materially adversely affect the value of the said properties or materially impair their use in the operation of the business of such Person.

                  "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Company or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus all accrued interest thereon and the amount of any reasonably determined premium necessary to accomplish such refinancing and such reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Notes or the Subsidiary Guarantees, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Notes on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is pari passu in right of payment to the Notes or the Subsidiary Guarantees, such Permitted Refinancing Indebtedness is pari passu or subordinated in right of payment to the Notes; and (v) such Indebtedness is incurred either by the Company or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

                  "Private Placement Legend" means the legend set forth in
         Section 2.07(g)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

                  "Public Equity Offering" means an offer and sale of Capital Stock (other than Disqualified Stock) of the Company pursuant to a registration statement that has been declared effective by the Commission pursuant to the Securities Act (other than a registration statement on Form S-8 or otherwise relating to equity securities issuable under any employee benefit plan of the Company).

                  "QIB" means a "qualified institutional buyer" as defined under Rule 144A.

                  "Qualifying Services Division Sale" means any single transaction or series of related transactions involving the disposition of any of the Discontinued Domestic Subsidiaries or any other entities classified as held for sale and presented separately as discontinued operations in the Company's audited financial statements for the year ended and as of December 31, 2002 in accordance with Financial Accounting Standards No. 144 (as set forth in Schedule I hereto), in the case of each such entity, for so long as such entity is so held for sale and presented separately as discontinued operations.

                  "Qualifying USDS Sale" means any single transaction or series of related transactions involving the disposition of USDS, Inc. and its respective direct and indirect Subsidiaries as long as the Consolidated Net Income of such entities are excluded from the Consolidated Net Income of the Company for the purposes of the Indenture, provided that a determination by the Company to include the Consolidated Net Income of such entities in the Consolidated Net Income of the Company for the purposes of the Indenture shall be irrevocable.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated August 12, 2003 among the Company, the Subsidiary Guarantors and the Initial Purchaser relating to the Notes initially issued hereunder on the date hereof, or any other Registration Rights Agreement executed in connection with Notes issued hereunder after the Issue Date, as the case may be.

                  "Regulation S" means Regulation S promulgated under the Securities Act.

                  "Regulation S Global Note" means a Regulation S Temporary Global Note or a Regulation S Permanent Global Note, as appropriate.

                  "Regulation S Permanent Global Note" means a permanent global
         Note in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Restricted Period.

                  "Regulation S Temporary Global Note" means a temporary global
         Note in the form of Exhibit A-2 hereto bearing the Global Note Legend, the Private Placement Legend and the Temporary Regulation S Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903.

                  "Representative" means the indenture trustee or other trustee, agent or representative in respect of any Senior Debt; provided that if, and for so long as, any such Indebtedness lacks such representative, then the Representative for such Senior Debt shall at all times constitute the holders of a majority in outstanding principal amount of such Indebtedness in respect of any Senior Debt.

                  "Replacement Assets" means (1) non-current tangible assets that will be used or useful in a Permitted Business or (2) substantially all the assets of a Permitted Business or a majority of the Voting Stock of any Person engaged in a Permitted Business that will become on the date of acquisition thereof a Restricted Subsidiary.

                  "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

                  "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

                  "Restricted Investment" means an Investment other than a Permitted Investment.

                  "Restricted Period" means the 40-day distribution compliance period as defined in Regulation S.

                  "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

                  "Rule 144" means Rule 144 promulgated under the Securities
         Act.

                  "Rule 144A" means Rule 144A promulgated under the Securities Act.

                  "Rule 903" means Rule 903 promulgated under the Securities
         Act.

                  "Rule 904" means Rule 904 promulgated under the Securities
         Act.

                  "sale and leaseback transaction" means, with respect to any Person, any transaction involving any of the assets or properties of such Person whether now owned or hereafter acquired, whereby such Person sells or transfers such assets or properties and then or thereafter leases such assets or properties or any part thereof or any other assets or properties which such Person intends to use for substantially the same purpose or purposes as the assets or properties sold or transferred.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Senior Debt" means (i) all Indebtedness of the Company or any Subsidiary Guarantor outstanding under the Credit Facilities and all Hedging Obligations with respect thereto, (ii) any other Indebtedness (including, without limitation, Hedging Obligations) of the Company or any Subsidiary Guarantor permitted to be incurred under the terms of this Indenture, unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Notes or any Subsidiary Guarantee, and (iii) all other Obligations with respect to the items listed in the preceding clauses (i) and (ii). Notwithstanding anything to the contrary in the preceding, Senior Debt shall not include (i) any liability for federal, state, local or other taxes owed or owing by the Company or any Subsidiary Guarantor, (ii) any Indebtedness of the Company or any Subsidiary Guarantor to any Subsidiaries, other Affiliates of the Company or any Subsidiary Guarantor or, in the case of Indebtedness of any Subsidiary Guarantor, to the Company, (iii) any trade payables;
         (iv) the portion of any Indebtedness that is incurred in violation of this Indenture, (v) any Indebtedness of the Company or any Subsidiary Guarantor that, when incurred, was without recourse to the Company or such Subsidiary Guarantor, (vi) any repurchase, redemption or other Obligation in respect of Disqualified Stock or any rights with respect thereto, or (vii) any Indebtedness owed to any employee of the Company or any of its Subsidiaries.

                  "Shelf Registration Statement" has the meaning set forth in the Registration Rights Agreement.

                  "Significant Subsidiary" means any Restricted Subsidiary that would constitute a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Exchange Act, as such Regulation is in effect on the date hereof.

                  "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

                  "Subsidiary" means, with respect to any specified Person: (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

                  "Subsidiary Guarantee" means a Guarantee of the Company's payment obligations under the Notes by each Subsidiary Guarantor on a senior subordinated basis.

                  "Subsidiary Guarantor" means: (i) each direct or indirect Domestic Subsidiary of the Company as of the Issue Date that is a Restricted Subsidiary, other than USDS, Inc. and the Discontinued Domestic Subsidiaries; and (ii) after the Issue Date, each Discontinued Domestic Subsidiary and any other Subsidiary that executes a Subsidiary Guarantee in accordance with the provisions of this Indenture; and their respective successors and assigns until released from their obligations under their Subsidiary Guarantees and this Indenture in accordance with the terms of this Indenture.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date hereof, except as provided in Section 9.03.

                  "Transfer Restricted Notes" means Definitive Notes and Notes that bear or are required to bear the legend set forth in Section 2.06(d).

                  "Trust Officer" means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.

                  "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

                  "Unrestricted Global Note" means a permanent Global Note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear the Private Placement Legend.

                  "Unrestricted Subsidiary" means any Subsidiary of the Company that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution in compliance with Section
         4.17 hereof and any Subsidiary of such Subsidiary.

                  "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or
         (ii) are not callable or redeemable at the option of the issuer thereof.

                  "U.S. Legal Tender" means such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts.

                  "U.S. Person" means a U.S. person as defined in Rule 902(k) under the Securities Act.

                  "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

                  "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness.

                  "Wholly Owned Restricted Subsidiary" of any specified Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares or Investments by foreign nationals mandated by applicable law) shall at the time be owned by such Person or by one or more Wholly Owned Restricted Subsidiaries of such Person and one or more Wholly Owned Restricted Subsidiaries of such Person.

Section 1.02. Other Definitions.

              Term Defined in Section

             "Affiliate Transaction"..............................    4.14

             "Asset Sale Offer"...................................    4.11

             "Authentication Order"...............................    2.02

             "Bankruptcy Law".....................................    6.01

             "Change of Control Offer "...........................    4.16

             "Change of Control Payment"..........................    4.16

             "Change of Control Payment Date".....................    4.16

             "Covenant Defeasance"................................    13.03

             "Custodian"..........................................    6.01

             "DTC"................................................    2.04

             "Event of Default"...................................    6.01

             "Excess Proceeds"....................................    4.11

             "Funding Guarantor"..................................    11.06

             "Legal Defeasance"...................................    13.02

             "Legal Holiday"......................................    14.07

             "nonpayment default".................................    10.03

             "Note Register"......................................    2.04

             "Paying Agent".......................................    2.04

             "Payment Blockage Notice"............................    10.03

             "Payment Restriction"................................    4.13

             "Permitted Debt".....................................    4.09

             "Registrar"..........................................    2.04

             "Restricted Payments"................................    4.10

             "Subsidiary nonpayment default"......................    12.03

             "Subsidiary Payment Blockage Notice".................    12.03

Section 1.03. Incorporation by Reference of Trust Indenture Act.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms, if used in this Indenture, have the following meanings:

                  "Commission" means the Commission.

                  "indenture securities" means the Notes and the Subsidiary Guarantees.

                  "indenture security holder" means a Holder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company, the Subsidiary Guarantors and any other obligor on the Notes or the Subsidiary Guarantees.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meanings assigned to them therein.

Section 1.04. Rules of Construction.

                  Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) words in the singular include the plural, and words in the plural include the singular;

                  (5) any gender used in this Indenture shall be deemed to include the neuter, masculine or feminine genders;

                  (6) provisions apply to successive events and transactions;
         and

                  (7) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision.

                                   ARTICLE TWO

                                    THE NOTES

Section 2.01. Form and Dating.

                  The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, the terms of which are incorporated in and made a part of this Indenture. To the extent any provision of any Note conflicts with the express provision of this Indenture, the provisions of this Indenture shall control. The Notes may have such notations, legends or endorsements approved as to form by the Company and required, as applicable, by law, stock exchange rule, agreements to which the Company is subject and/or usage. The Notes shall be dated the date of their authentication. The Notes shall be issuable only in denominations of $1,000 principal amount and integral multiples thereof. The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

         (a) Global Notes. Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.07 hereof.

         (b) Euroclear and Clearstream Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" of Euroclear and the "General Terms and Conditions of Clearstream" and "Customer Handbook" of Clearstream shall be applicable to transfers of beneficial interests in the Regulation S Global Notes that are held by Participants through Euroclear or Clearstream.

Section 2.02. Execution and Authentication.

                  Two Officers of the Company shall sign the Notes for the Company, by manual or facsimile signature.

                  If an Officer of the Company whose signature is on a Note no longer holds that office at the time such Note is authenticated such Note shall be valid nevertheless.

                  A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that a Note has been authenticated in accordance with the terms of this Indenture.

                  The Trustee, upon a written order of the Company signed by two Officers of the Company (an "Authentication Order"), shall authenticate and deliver Notes for original issue in an aggregate principal amount specified in such order. Such Authentication Order shall specify the amount of the Notes to be authenticated and the date on which the original issue of Notes is to be authenticated. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate the Notes. Unless limited by the terms of such appointment, any such authenticating agent may authenticate the Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such authenticating agent of the Trustee. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

Section 2.03. Methods of Receiving Payments on the Notes.

                  If a Holder has given wire transfer instructions to the Company, the Company shall pay all principal, interest and premium, if any, on that Holder's Notes in accordance with those instructions. All other payments on Notes shall be made at the office or agency of the Paying Agent and Registrar within the City and State of New York, New York (which will initially be the corporate trust office of the Trustee at One Penn Plaza, Suite 1414, New York, New York 10119) or Charlotte, North Carolina (which will initially be the corporate trust office of the Trustee at 1525 West W.T. Harris Blvd (3C3), Charlotte, North Carolina 28288-1153) unless the Company elects to make interest payments by check mailed to the Holders at their addresses set forth in the register of Holders.

Section 2.04. Registrar and Paying Agent.

                  The Company shall maintain (i) an office or agency where the Notes may be presented for registration of transfer or for exchange (including any co-registrar, the "Registrar"); and (ii) an office or agency where the Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Holders of Notes and of the transfer and exchange of such Notes (the "Note Register"). The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Paying Agent" shall include any such additional paying agent. The Company may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder of a Note. The Company shall notify the Trustee and the Trustee shall, at the Company's expense, notify the Holders of the Notes of the name and address of any Agent not a party to this Indenture. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. Any such agency agreement shall implement the provisions of this Indenture that relate to such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such, as appropriate, and shall be entitled to appropriate compensation in accordance with Section 7.07.

                  The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

                  The Company initially appoints the Trustee to act as (i) Registrar and Paying Agent, (ii) Note Custodian with respect to the Global Notes and (iii) agent for service of notices and demands in connection with the Notes.

Section 2.05. Paying Agent to Hold Money in Trust.

                  On or prior to each due date of the principal of, premium, if any, and interest on any Note, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal, premium, if any, and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of the Holders of the Notes or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, and interest on the Notes, and shall notify the Trustee of any Default by the Company in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee and accounting for any funds disbursed, the Paying Agent (if other than the Company or one of its wholly owned Subsidiaries) shall have no further liability for the money delivered to the Trustee. If the Company or one of its wholly owned Subsidiaries acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders of the Notes all money held by it as Paying Agent.

Section 2.06. Lists of Holders of Notes.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders of Notes. If the Trustee is not the Registrar, the Company shall furnish or cause to be furnished to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes, including the aggregate principal amount of Notes held by each such Holder of Notes.

Section 2.07. Transfer and Exchange.

         (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes shall be exchanged by the Company for Definitive Notes if:

                  (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary;

                  (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee , provided that in no event shall the Regulation S Temporary Global Note be exchanged by the Company for Definitive Notes prior to
         (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903; or

                  (iii) there shall have occurred and be continuing a Default or Event of Default with respect to the Notes.

                  Upon the occurrence of either of the preceding events in (i),
         (ii) or (iii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections
         2.08 and 2.10 hereof. Except as otherwise provided above in this
         Section 2.07(a), every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.07 or Section 2.08 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.07(a), however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.07(b), (c) or (f) hereof.

         (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Temporary Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than the Initial Purchaser). Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.07(b)(i).

                  (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.07(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global
         Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in
         (1) above provided that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Note prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903. Upon consummation of an Exchange Offer by the Company in accordance with Section 2.07(f) hereof, the requirements of this Section 2.07(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount at maturity of the relevant Global Notes pursuant to Section 2.07(h) hereof.

                  (iii) Transfer of Beneficial Interests in a Restricted Global Note to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.07(b)(ii) above and the Registrar receives the following:

                           (A) if the transferee shall take delivery in the form
                  of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                           (B) if the transferee shall take delivery in the form
                  of a beneficial interest in the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

                  (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any Holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global
         Note if the exchange or transfer complies with the requirements of
         Section 2.07(b)(ii) above and:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the Holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                           (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the Registration Rights Agreement;

                           (C) such transfer is effected by a Broker-Dealer
                  pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the Holder of such beneficial
                           interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                                    (2) if the Holder of such beneficial
                           interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                           and, in each such case set forth in this subparagraph
                  (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

                  Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

         (c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

                  (i) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any Holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

                           (A) if the Holder of such beneficial interest in a
                  Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                           (B) if such beneficial interest is being transferred
                  to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                           (C) if such beneficial interest is being transferred
                  to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                           (D) if such beneficial interest is being transferred
                  pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                           (E) if such beneficial interest is being transferred
                  to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) and (C) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable; or

                           (F) if such beneficial interest is being transferred
                  to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                           (G) if such beneficial interest is being transferred
                  pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.07(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.07(c) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.07(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (ii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A Holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if Definitive Notes are being or have been issued in accordance with Section 2.07(a) and only if:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the Holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                           (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the Registration Rights Agreement;

                           (C) such transfer is effected by a Broker-Dealer
                  pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the Holder of such beneficial
                           interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                                    (2) if the Holder of such beneficial
                           interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any Holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.07(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.07(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.07(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.07(c)(iii) shall not bear the Private Placement Legend.

                  (iv) Beneficial Interests in Regulation S Temporary Global Note to Definitive Notes. Notwithstanding Sections 2.07(c)(i)(A) and (C), a beneficial interest in the Regulation S Temporary Global Note may not be exchanged for a Definitive Note or transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to (x) the expiration of the Restricted Period, (y) the receipt by the Registrar of any certificates required pursuant to Rule 903, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904, and (z) receipt by the Trustee of written certification from the Company (based upon evidence received by the Company and reasonably acceptable to it) certifying delivery to the Trustee of all certificates required pursuant to clause (y) above.

         (d) Transfer and Exchange of Definitive Notes for Beneficial Interests.

                  (i) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                           (A) if the Holder of such Restricted Definitive Note
                  proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
                  (2)(b) thereof;

                           (B) if such Restricted Definitive Note is being
                  transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof; or

                           (C) if such Restricted Definitive Note is being
                  transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                           (D) if such Restricted Definitive Note is being
                  transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certficate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                           (E) if such Restricted Definitive Note is being
                  transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs
                  (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable;

                           (F) if such Restricted Definitive Note is being
                  transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                           (G) if such Restricted Definitive Note is being
                  transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Definitive Note and increase or cause to be increased the aggregate principal amount of the applicable Restricted Global Note.

                  (ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                           (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the Registration Rights Agreement;

                           (C) such transfer is effected by a Broker-Dealer
                  pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the Holder of such Definitive Notes
                           proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                                    (2) if the Holder of such Definitive Notes
                           proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the

                  Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.07(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

                  (iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

                  If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B),
         (ii)(D) or (iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

         (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.07(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.07(e).

                  (i) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

                           (A) if the transfer is being made to a QIB in
                  accordance with Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                           (B) if the transfer is being made to a Non-U.S.
                  Person in an offshore transaction in accordance with Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof;

                           (C) if the transfer is being made to an Institutional
                  Accredited Investor pursuant to an exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable; and

                           (D) if the transfer is being made to the Company or
                  any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item 3(b) thereof.

                  (ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                           (B) any such transfer is effected pursuant to the
                  Shelf Registration Statement in accordance with the Registration Rights Agreement;

                           (C) any such transfer is effected by a Broker-Dealer
                  pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                              (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
                                    (1)(d) thereof; or

                              (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

         (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not Broker-Dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (ii) Unrestricted Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Restricted Definitive Notes so accepted Unrestricted Definitive Notes in the appropriate principal amount. Any Notes that remain outstanding after the consummation of the Exchange Offer, and Exchange Notes issued in connection with the Exchange Offer, shall be treated as a single class of securities under this Indenture.

         (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (i) Private Placement Legend. Except as permitted below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

"THIS SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION S THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT:

                           (A) SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR
                  OTHERWISE TRANSFERRED, ONLY

                                    (1) (a) TO A PERSON WHOM THE SELLER
                           REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
                           ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 (IF AVAILABLE) UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) (1) , (2) , (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS),

                                    (2) TO THE ISSUER, OR

                                    (3) PURSUANT TO AN EFFECTIVE REGISTRATION
                           STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

                  (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

THIS SECURITY MAY NOT BE ACQUIRED OR HELD WITH THE ASSETS OF (I) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO ERISA, (II) A "PLAN" DESCRIBED IN
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),
(III) ANY ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY, OR (IV) A GOVERNMENTAL PLAN OR CHURCH PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE

CODE ("SIMILAR LAW"), UNLESS THE ACQUISITION AND HOLDING OF THIS SECURITY BY THE PURCHASER OR TRANSFEREE, THROUGHOUT THE PERIOD THAT IT HOLDS THIS SECURITY, ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS UNDER ERISA AND SECTION 4975 OF THE CODE OR ANY PROVISIONS OF SIMILAR LAW, AS APPLICABLE, PURSUANT TO ONE OR MORE PROHIBITED TRANSACTION STATUTORY OR ADMINISTRATIVE EXEMPTIONS. BY ITS ACQUISITION OR HOLDING OF THIS SECURITY, EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE FOREGOING REQUIREMENTS HAVE BEEN SATISFIED."

                  Notwithstanding the foregoing, any Global Note or Definitive
         Note issued pursuant to subparagraph (b)(iv), (c)(ii), (c)(iii),
         (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) to this Section 2.07 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

"THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.07(a) OF THE INDENTURE,
(III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

                  (iii) Regulation S Temporary Global Note Legend. The Regulation S Temporary Global Note shall bear a legend in substantially the following form:

"THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

         (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.12 hereof. At any time prior to such cancellation, if any beneficial interest in a

Global Note is exchanged for or transferred to a Person who shall take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who shall take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

         (i) General Provisions Relating to Transfers and Exchanges.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Company's order or at the Registrar's request.

                  (ii) No service charge shall be made to a Holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 4.11, 4.16 and
         9.05 hereof).

                  (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid and legally binding obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

                  (v) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (C) to register the transfer of or to exchange a Note between a record date and the next succeeding interest payment date.

                  (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

                  (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02 hereof.

                  (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this
         Section 2.07 to effect a registration of transfer or exchange may be submitted by facsimile with the original to follow by first class mail.

         (j) No Obligation of the Trustee.

                  (i) The Trustee shall have no responsibility or obligation to any beneficial owner in a Global Note, a member of, or a participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of the Global Note). The rights of beneficial owners in the Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants, members or beneficial owners in the Global Note) other than to make any required delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.08. Replacement Notes.

                  If any mutilated Note is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Company's and the Trustee's reasonable requirements for the replacements of Notes are met. An indemnity bond shall be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Note is replaced. The Company may charge for its expenses (including fees and expenses of the Trustee) in replacing a Note.

                  Every replacement Note shall be an obligation of the Company and shall be entitled to all benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

Section 2.09. Outstanding Notes; Treasury Notes.

                  The Notes outstanding at any time are all the Notes authenticated by the Trustee, except for those canceled by it, those delivered to it for cancellation and those described in this Section
         2.09 as not outstanding. A Note does not cease to be outstanding because the Company, a Subsidiary Guarantor or any of their respective Subsidiaries or Affiliates of the Company holds such Note.

                  In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, any Subsidiary Guarantor or any Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Trust Officer of the Trustee actually knows are so owned shall be so disregarded.

                  If a Note is replaced pursuant to Section 2.08, it shall cease to be outstanding unless the Trustee receives proof satisfactory to it that such replaced Note is held by a bona fide purchaser. A mutilated Note ceases to be outstanding upon surrender of such Note and replacement thereof pursuant to Section 2.08.

                  If the Principal amount of any Note is considered paid under
         Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

                  If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Notes (or portions thereof) to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Holders of Notes on that date pursuant to the terms of this Indenture, then on and after that date such Notes (or portions thereof) shall cease to be outstanding and interest thereon shall cease to accrue.

Section 2.10. Temporary Notes.

                  Until certificates in definitive form for the Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate certificates in temporary form for the Notes. Certificates in temporary form for the Notes shall be substantially in the form of certificates in definitive form for the Notes but may have such variations as the Company and the Trustee consider appropriate for certificates in temporary form for the Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate certificates in definitive form for the Notes in exchange for certificates in temporary form for the Notes. Until such exchange, certificates in temporary form for the Notes shall be entitled to the same rights, benefits and privileges as certificates in definitive form for the Notes.

Section 2.11. Cancellation.

                  The Company or any Subsidiary Guarantor at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation, and shall dispose of such canceled Notes in its customary manner. Certification of the destruction of all cancelled Notes will be delivered to the Company. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

Section 2.12. Defaulted Interest.

                  If the Company defaults in a payment of interest on the Notes, the Company shall pay such defaulted interest in any lawful manner. The Company may pay such defaulted interest to the Persons who are Holders of the Notes on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date, in each case at the rate provided in the Notes. The Company shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days prior to the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to each Holder of a Note a notice that states such special record date, such related payment date and the amount of any such defaulted interest to be paid to Holders of the Notes.

Section 2.13. CUSIP Number.

                  The Company in issuing the Notes may use a "CUSIP" number, and, if the Company shall do so, the Trustee shall use such CUSIP number in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in such notice or on the Notes and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee of any change in a CUSIP number.

Section 2.14. Persons Deemed Owners.

                  The Company, any Subsidiary Guarantor, the Trustee, any Paying Agent and any authenticating agent may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal of, premium, if any, or interest on such Note and for all other purposes. None of the Company, any Subsidiary Guarantor, the Trustee, any Paying Agent or any authenticating agent shall be affected by any notice to the contrary.

Section 2.15. Issuance of Additional Notes.

                  The Company may, subject to Article Four of this Indenture and applicable law, issue additional Notes under this Indenture. The Notes issued on the Issue Date and any additional Notes subsequently issued shall be treated as a single class for all purposes under this Indenture.

                                  ARTICLE THREE

                                   REDEMPTION

Section 3.01. Notice to Trustee.

                  If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.07, it shall furnish to the Trustee, at least 45 days but not more than 60 days before the redemption date, an Officers' Certificate setting forth the redemption date, the principal amount of Notes to be redeemed and the redemption price.

Section 3.02. Selection of Notes to Be Redeemed.

                  If less than all of the Notes are to be redeemed, the Trustee shall select the Notes to be redeemed in multiples of $1,000 on a pro rata basis, by lot or by any other method that the Trustee considers fair and appropriate; provided that if the Notes are listed on any securities exchange, that such method complies with the requirements of such exchange. The Trustee shall make the selection from outstanding Notes not previously called for redemption not less than 30 nor more than 60 days prior to the redemption date. The Trustee may select for redemption portions of principal amounts of Notes that have denominations larger than $1,000. Notes and portions of them it selects shall be in principal amounts of $1,000 or whole multiples of $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. The Trustee shall notify the Company promptly of the Notes or portions of Notes selected for redemption.

Section 3.03. Notice of Redemption.

(a) At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder of Notes to be redeemed at such Holder's registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of this Indenture pursuant to Articles 8 or 13 of this Indenture.

                  The notice shall identify the Notes to be redeemed and shall state:

                  (1) the redemption date;

                  (2) the redemption price;

                  (3) the aggregate principal amount of Notes being redeemed;

                  (4) the name and address of the Paying Agent;

                  (5) that Notes called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the redemption price;

                  (6) that, unless the Company defaults in the payment of the redemption price or accrued interest, interest on Notes called for redemption ceases to accrue on and after the redemption date and the only remaining right of the Holders is to receive payment of the redemption price and accrued interest upon surrender to the Paying Agent of the Notes;

                  (7) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued;

                  (8) the paragraph of the Notes pursuant to which the Notes called for redemption are being redeemed; and

                  (9) the CUSIP number of the Notes.

         (b) At the Company's request, the Trustee shall give the notice of redemption required in Section 3.03(a) in the Company's name and at the Company's expense; provided, however, that the Company shall deliver to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in Section 3.03(a).

Section 3.04. Effect of Notice of Redemption.

                  Once notice of redemption is mailed in accordance with Section 3.03, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. Upon surrender to the Paying Agent, such Notes shall be paid at the redemption price, plus accrued interest to the redemption date.

Section 3.05. Deposit of Redemption Price.

                  Prior to the redemption date, the Company shall deposit with the Paying Agent funds available on the redemption date sufficient to pay the redemption price of, and accrued interest on, the Notes to be redeemed on that date. The Paying Agent shall promptly return to the Company any money deposited with the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed, except with respect to monies owed as obligations to the Trustee pursuant to Article Seven.

                  If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest will cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon redemption because of the failure of the Company to comply with the preceding paragraph, interest will continue to be payable on the unpaid principal and premium, if any, including from the redemption date until such principal and premium, if any, is paid, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01 hereof.

Section 3.06. Notes Redeemed in Part.

                  Upon surrender of a Note that is to be redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder, at the expense of the Company, a new Note equal in aggregate amount to the unredeemed portion of the Note surrendered.

Section 3.07. Optional Redemption

                  Except as provided below, the Notes will not be redeemable at the Company's option prior to August 15, 2008. After August 15, 2008, the Company may redeem all or a part of the Notes, subject to any restriction or other provisions relating thereto contained in any Senior Debt, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and additional interest, if any, thereon, to the applicable redemption date, if redeemed during the twelve-month period beginning on August 15 of the years indicated below:

                  Year                                         Percentage
                  ----                                         ----------
                  2008                                          104.125%
                  2009                                          102.750%
                  2010                                          101.375%
                  2011 and thereafter                           100.000%

                  Notwithstanding the foregoing, at any time prior to August 15, 2006, the Company may redeem up to 35% of the aggregate principal amount of the Notes issued under the Indenture, subject to any restriction or other provisions relating thereto contained in any Senior Debt, at a redemption price of 108.25% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, to the redemption date, with the net cash proceeds of one or more Public Equity Offerings; provided that:

                  (1) at least 65% of the aggregate principal amount of the Notes originally issued under the Indenture remains outstanding immediately after the occurrence of each such redemption (excluding the Notes held by the Company and its Subsidiaries); and

                  (2) such redemption must occur within 60 days of the date of the closing of each such Public Equity Offering.

                  If less than all of the Notes are to be redeemed at any time, the Trustee will select Notes for redemption on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate. The Notes may only be redeemed in integral multiples of $1,000. Notices of redemption shall be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at its registered address. Notices of redemption may not be conditional.

                  If any Note is to be redeemed in part only, the notice of redemption that relates to that Note shall state the portion of the principal amount thereof (which must be an integral multiple of $1,000) to be redeemed. A new Note in principal amount equal to the unredeemed portion of the original Note will be issued in the name of the Holder thereof upon cancellation of the original Note. Notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on Notes or portions of them called for redemption.

Section 3.08. No Mandatory Redemption

                  The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

                                   ARTICLE FOUR

                                    COVENANTS

Section 4.01. Payment of Notes.

                  The Company shall pay the principal of, premium, if any, and interest on, the Notes on the dates and in the manner provided in the Notes and this Indenture. Principal, premium, if any, and interest shall be considered paid on the date due if the Trustee or Paying Agent holds on that date money deposited by the Company designated for and sufficient to pay all principal, premium, if any, and interest then due. Reference in this Indenture and the Notes to "interest" with respect to the Notes shall include any additional interest that accrues on the Notes as a result of the provisions of the Registration Rights Agreement, which additional interest on the Notes shall be due and payable as provided by the Registration Rights Agreement.

                  The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal, and premium, if any, at the rate borne by the Notes to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 4.02. Commission Reports.

                  (a) Whether or not required by the Commission, so long as any Notes are outstanding, the Company shall furnish to the Trustee for forwarding to the Holders of Notes upon their request therefor, within the time periods specified in the Commission's rules and regulations:

                           (1) all quarterly and annual financial information
                  that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by the Company's certified independent accountants; and

                           (2) all current reports that would be required to be
                  filed with the Commission on Form 8-K if the Company were required to file such reports.

                  In addition, whether or not required by the Commission, the Company shall file a copy of all of the information and reports referred to in clauses (1) and (2) above with the Commission for public availability within the time periods specified in the Commission's rules and regulations (unless the Commission will not accept such a filing) and make such information available to prospective investors upon request. In addition, the Company and the Subsidiary Guarantors have agreed that, for so long as any Notes remain outstanding, they will furnish to the Holders and to prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

                  (b) Delivery of such reports, information, and documents to the Trustee pursuant to the provisions of this Section
         4.02 is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

Section 4.03. Compliance Certificates.

                  (a) The Company (and each Subsidiary Guarantor to the extent that such Subsidiary Guarantor is so required under the TIA) shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries (or such Subsidiary Guarantor and its Subsidiaries) during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company (or such Subsidiary Guarantor) has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge, the Company (or such Subsidiary Guarantor) has kept, observed, performed and fulfilled its obligations under this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company (or such Subsidiary Guarantor) is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company (or such Subsidiary Guarantor) is taking or proposes to take with respect thereto.

                  (b) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section 4.04. Maintenance of Office or Agency.

                  The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company initially designates Wachovia Bank, National Association, New York office located at One Penn Plaza, Suite 1414, New York, New York 10119 to be its agent for purposes of the preceding sentence. The Company shall give prompt written notice to the Trustee of any change in the location of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 14.02.

                  The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 4.05. Corporate Existence.

                  Subject to the provisions of Article Five of this Indenture, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each Restricted Subsidiary and all rights (charter and statutory) and franchises of the Company and the Restricted Subsidiaries; provided that the Company shall not be required to preserve the corporate existence of any Restricted Subsidiary, or any such right or franchise, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries taken as a whole and that the loss thereof would not reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder; and provided further, that the foregoing shall not prohibit a sale, transfer or conveyance of a Restricted Subsidiary or any of its assets in compliance with the terms of this Indenture.

Section 4.06. Waiver of Stay, Extension or Usury Laws.

                  Each of the Company and the Subsidiary Guarantors covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and each of the Company and the Subsidiary Guarantors (to the extent that it may lawfully do so), hereby expressly waives all benefit or advantage of any such law, and covenant that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.07. Payment of Taxes and Other Claims.

                  The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, any material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Notes.

Section 4.08. Business Activities.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, engage in any business other than a Permitted Business, except to such extent as would not be material to the Company and its Restricted Subsidiaries taken as a whole.

Section 4.09. Limitation on Incurrence of Additional Indebtedness and Issuance
              of Preferred Stock.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, incur any Indebtedness (including Acquired Debt), and the Company shall not permit any of its Restricted Subsidiaries to issue any preferred stock; provided, however, that the Company or any Subsidiary Guarantor may incur Indebtedness or issue preferred stock, if the Fixed Charge Coverage Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred would have been at least 2.00 to 1, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or such preferred stock had been issued at the beginning of such four-quarter period.

                  So long as no Default shall have occurred and be continuing as of the date such Indebtedness is incurred (or, as applicable, such preferred stock is issued) or would be caused thereby, the first paragraph of this covenant will not prohibit the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt"):

                  (1) the incurrence by the Company or any Subsidiary Guarantor of Indebtedness under Credit Facilities in an aggregate principal amount at any one time outstanding (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Restricted Subsidiaries thereunder) not to exceed $70.0 million, less the aggregate amount of all Net Proceeds of Asset Sales applied by the Company or any Restricted Subsidiary to permanently repay any such Indebtedness (and, in the case of any revolving credit Indebtedness, to effect a corresponding commitment reduction thereunder) pursuant to Section 4.11 hereof;

                  (2) Existing Indebtedness;

                  (3) the incurrence by the Company and the Subsidiary Guarantors of Indebtedness represented by the Notes and the related Subsidiary Guarantees to be issued on the date hereof and the Exchange Notes and the related Subsidiary Guarantees to be issued pursuant to this Indenture and the Registration Rights Agreement;

                  (4) the incurrence by the Company or any Restricted Subsidiary of the Company of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment (whether through the direct purchase of such assets or the Capital Stock of any Person owning such assets) used in the business of the Company or such Restricted Subsidiary, in an aggregate principal amount, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (4), not to exceed $10.0 million at any time outstanding;

                  (5) the incurrence by the Company or any Restricted Subsidiary of the Company of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace Indebtedness (other than intercompany Indebtedness) that was permitted by this Indenture to be incurred under the first paragraph of this
         Section 4.09 or clauses (2), (3), (4), (5) or (8) of this paragraph;

                  (6) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness owing to and held by the Company or any of its Wholly Owned Restricted Subsidiaries; provided, however, that:

                           (a) if the Company or any Subsidiary Guarantor is the
                  obligor on such Indebtedness, such Indebtedness must be unsecured and expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Notes, in the case of the Company, or the Subsidiary Guarantee, in the case of a Subsidiary Guarantor;

                           (b) (i) any subsequent issuance or transfer of Equity
                  Interests that results in any such Indebtedness being held by a Person other than the Company or a Wholly Owned Restricted Subsidiary of the Company and (ii) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Wholly Owned Restricted Subsidiary of the Company, shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6); and

                           (c) Indebtedness owed to the Company or any
                  Subsidiary Guarantor must be evidenced by an unsubordinated promissory note, unless the obligor under such Indebtedness is the Company or a Subsidiary Guarantor;

                  (7) the incurrence by the Company or any Restricted Subsidiary of additional Indebtedness in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (7), not to exceed $20.0 million;

                  (8) (i) Indebtedness of the Company or any of its Restricted Subsidiaries under agreements providing for indemnification, adjustment of purchase price or similar obligations, or Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of its Restricted Subsidiaries pursuant to such agreements, in any case incurred in connection with the disposition of any business or assets, so long as the principal amount does not exceed the gross proceeds actually received by the Company or any Restricted Subsidiary in connection with such disposition, and (ii) Indebtedness of the Company or any of its Restricted Subsidiaries represented by letters of credit for the account of the Company or such Restricted Subsidiary, as the case may be, issued in the ordinary course of business of the Company or such Restricted Subsidiary, including, without limitation, in order to provide security for workers' compensation claims or payment obligations in connection with self-insurance or similar requirements in the ordinary course of business and other Indebtedness with respect to worker's compensation claims, self-insurance obligations, performance, surety and similar bonds and completion guarantees provided by the Company or any of its Restricted Subsidiaries in the ordinary course of business;

                  (9) Indebtedness of Simula, Inc. incurred and outstanding on the date it is acquired by the Company (other than any Indebtedness incurred (i) to provide all or any portion of the funds utilized to consummate such acquisition or (ii) otherwise in connection with, or in contemplation of, such acquisition); provided, however, that (a) Simula, Inc. is designated a Restricted Subsidiary and executes and delivers to the Trustee a supplemental indenture providing for its Guarantee of the Notes on the date on which such acquisition is consummated, and (b) all such Indebtedness is prepaid, repaid, redeemed or repurchased within 90 days of such date of consummation;

                  (10) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing, swapping or hedging interest rate risk with respect to any Indebtedness that is permitted by the terms of this Indenture to be outstanding; and

                  (11) the accrual of interest, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock shall not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Stock for purposes of the first paragraph of this covenant; provided, in each such case, that the amount thereof is included in Fixed Charges of the Company as accrued.

                  For purposes of determining compliance with this Section 4.09, in the event that any proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (11) above, or is entitled to be incurred pursuant to the first paragraph of this Section 4.09, subject to the following sentence, the Company shall be permitted to classify on the date of its incurrence, and from time to time to reclassify all or a portion of, such item of Indebtedness in any manner that complies with this Section 4.09. Indebtedness under the Credit Agreement outstanding on the date on which Notes are first issued under this Indenture shall be deemed to have been incurred on such date in reliance on the exception provided by clause (1) of the definition of Permitted Debt and the Company will not be permitted to reclassify any Indebtedness incurred pursuant to such clause (1).

                  Notwithstanding any other provision of this Section 4.09, the maximum amount of Indebtedness that may be Incurred pursuant to this
         Section 4.09 will not be deemed to be exceeded with respect to any outstanding Indebtedness due solely to the result of fluctuations in the exchange rates of currencies.

Section 4.10. Limitation on Restricted Payments.

                  (A) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

                  (i) declare or pay any dividend or make any other payment or distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Company's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or distributions payable to the Company or a Wholly Owned Restricted Subsidiary of the Company);

                  (ii) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of the Company, or any Subsidiary of the Company (other than a Wholly Owned Restricted Subsidiary of the Company) or any direct or indirect parent of the Company;

                  (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is subordinated to the Notes or any Subsidiary Guarantee, except a payment of interest or principal at the Stated Maturity thereof; or

                  (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) being collectively referred to as "Restricted Payments"),

            unless, at the time of and after giving effect to such Restricted
            Payment:

                  (1) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

                  (2) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 4.09; and

                  (3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the date hereof (excluding Restricted Payments permitted by clauses (2), (3) and (5) of the next succeeding paragraph (B)), is less than the sum, without duplication, of:

                  (a) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the date hereof to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus

                  (b) 100% of the aggregate net cash proceeds received by the Company since the date hereof as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Company (other than Disqualified Stock) or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Company); plus

                  (c) to the extent that any Restricted Investment that was made after the date hereof is sold for cash or otherwise liquidated or repaid for cash, the lesser of (i) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (ii) the initial amount of such Restricted Investment; plus

                  (d)        $10.0 million.

                  (B) So long as no Default or Event of Default has occurred and is continuing or would be caused thereby, the preceding provisions shall not prohibit:

                  (1) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture;

                  (2) the redemption, repurchase, retirement, defeasance or other acquisition of any subordinated Indebtedness of the Company or any Subsidiary Guarantor or of any Equity Interests of the Company in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, Equity Interests of the Company (other than Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (3) (b) of the preceding paragraph (A);

                  (3) the defeasance, redemption, repurchase or other acquisition of subordinated Indebtedness of the Company or any Subsidiary Guarantor with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness;

                  (4) the payment of any dividend by a Restricted Subsidiary of the Company to the holders of its common Equity Interests on a pro rata basis;

                  (5) Investments acquired as a capital contribution to, or in exchange for, or out of the net cash proceeds of a substantially concurrent offering of, Capital Stock (other than Disqualified Stock) of the Company; provided that the amount of any such net cash proceeds that are utilized for any such acquisition or exchange shall be excluded from clause (3)(b) of the preceding paragraph (A);

                  (6) the repurchase of Capital Stock deemed to occur upon the exercise of options or warrants if such Capital Stock represents all or a portion of the exercise price thereof;

                  (7) dividends paid on shares of Disqualified Stock of the Company issued in accordance with Section 4.09 hereof;

                  (8) the repurchase of shares of Equity Interests (other than Disqualified Stock) of the Company or any Restricted Subsidiary; provided, however, that the aggregate amount of such repurchases shall not exceed $5.0 million in any calendar year unless the aggregate amount of such repurchases in any prior calendar year was less than $5.0 million in which case (x) the difference, up to an aggregate amount of $5.0 million, may be carried forward and (y) the aggregate amount of such repurchases in any subsequent calendar year may not exceed $5.0 million plus the then remaining balance of such carry forward amount (after giving effect to all prior repurchases utilizing such carry forward amount); provided further, however, that such repurchases shall be excluded from the calculation of the amount of Restricted Payments; or

                  (9) Restricted Payments in an aggregate amount not to exceed $25.0 million.

                  The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued to or by the Company or such Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any cash Restricted Payment shall be its face amount and the fair market value of any assets, securities or other non-cash Restricted Payment that are required to be valued under this Section 4.10 shall be determined by the Board of Directors, whose resolution with respect thereto shall be delivered to the Trustee. The Board of Directors' determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the fair market value exceeds $10.0 million, provided, however, that such opinion or appraisal shall not be required for any repurchase or redemption of shares of Equity Interests of the Company at Current Trading Prices. Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.10 were computed, together with a copy of any fairness opinion or appraisal required by this Indenture.

Section 4.11. Limitation on Sale of Assets.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

                  (1) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets or Equity Interests issued, sold or otherwise disposed of;

                  (2) such fair market value is determined by the Company's Board of Directors and evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee; and

                  (3) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash, Cash Equivalents, promissory notes or Replacement Assets or a combination thereof; provided that, for purposes of this Section 4.11, each of the following shall be deemed to be cash:

                  (a) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet) of the Company or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms pari passu or subordinated to the Notes or any Subsidiary Guarantee and liabilities that are owed to the Company or any Affiliate of the Company) that are assumed by the transferee of any such assets pursuant to a customary written novation agreement that releases the Company or such Restricted Subsidiary from further liability; and

                  (b) any securities or other obligations (other than promissory notes) received by the Company or any such Restricted Subsidiary from such transferee that are contemporaneously (subject to ordinary settlement periods) converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received in that conversion).

                  Within 365 days after the receipt of any Net Proceeds from an Asset Sale, the Company may apply an amount equal to such Net Proceeds at its option:

                  (1) to prepay, repay or repurchase Senior Debt and, if (i) the Senior Debt repaid is revolving credit Indebtedness, and (ii) at the time of such Asset Sale and at the time of such repayment, the Company is not permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 4.09, correspondingly reduce commitments with respect thereto; or

                  (2) to purchase Replacement Assets or to make a capital expenditure in or that is used or useful in a Permitted Business.

                  Pending the final application of any such Net Proceeds, the Company may temporarily reduce revolving credit borrowings or otherwise invest such Net Proceeds in any manner that is not prohibited by this Indenture.

                  Any Net Proceeds from Asset Sales that are not applied or invested as provided in the preceding paragraph shall constitute "Excess Proceeds." Within 30 days after the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company shall make an "Asset Sale Offer" to all Holders of Notes, and all holders of other Indebtedness that is pari passu with the Notes or any Subsidiary Guarantee containing provisions similar to those set forth in this Indenture with respect to offers to purchase with the proceeds of sales of assets, to purchase the maximum principal amount of Notes and such other pari passu Indebtedness that may be purchased out of the Excess Proceeds. The offer price in any Asset Sale Offer shall be equal to 100% of principal amount of the Notes purchased plus accrued and unpaid interest thereon to the date of purchase, and shall be payable in cash. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Notes and such other pari passu Indebtedness tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other pari passu Indebtedness to be purchased on a pro rata basis based on the principal amount of Notes and such other pari passu Indebtedness tendered. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

                  The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with each repurchase of Notes pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the Asset Sales provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.11 by virtue of such compliance.

Section 4.12. Limitation on Liens.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien of any kind securing Indebtedness (other than Permitted Liens) upon any of their property or assets, now owned or hereafter acquired, unless all payments due under this Indenture and the Notes are secured on an equal and ratable basis with the obligations so secured until such time as such obligations are no longer secured by a Lien.

Section 4.13. Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

                  (1) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries with respect to its Capital Stock or any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to the Company or any of its Restricted Subsidiaries;

                  (2) make loans or advances to the Company or any of its Restricted Subsidiaries; or

                  (3) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries.

                  However, the preceding restrictions shall not apply to encumbrances or restrictions existing under, by reason of or with respect to:

                  (1) the Credit Agreement, Existing Indebtedness or any other agreements in effect on the date hereof and any amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacements or refinancings thereof, provided that the encumbrances and restrictions in any such amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacement or refinancings are not materially more restrictive, taken as a whole, than those in effect on the date hereof;

                  (2) this Indenture, the Notes and the Subsidiary Guarantees;

                  (3) applicable law, rule or regulation;

                  (4) any Person, or the property or assets of such Person, acquired by the Company or any of its Restricted Subsidiaries, existing at the time of such acquisition and not incurred in connection with or in contemplation of such acquisition, which encumbrance or restriction is not applicable to any Person or the properties or assets of any Person, other than the Person, or the property or assets of such Person, so acquired and any amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacements or refinancings thereof, provided that the encumbrances and restrictions in any such amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacement or refinancings are no more restrictive, taken as a whole, than those in effect on the date of the acquisition;

                  (5) in the case of clause (3) of the first paragraph of this
         Section 4.13:

                  (a) that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license, conveyance or similar contract,

                  (b) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by the Indenture, or

                  (c) arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of property or assets of the Company or any Restricted Subsidiary in any manner material to the Company or any Restricted Subsidiary;

                  (6) any agreement for the sale or other disposition of all or substantially all of the Capital Stock of, or property and assets of, a Restricted Subsidiary pending closing of such sale or disposition;

                  (7) Permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced;

                  (8) contained in the terms of any Indebtedness permitted under this Indenture or any agreement pursuant to which such Indebtedness was issued if:

                  (a) the encumbrance or restriction applies only in the event of a payment default or a default with respect to a financial covenant contained in such Indebtedness or agreement,

                  (b) the encumbrance or restriction is not materially more disadvantageous to the Holders of the Notes than is customary in comparable financings (as determined by the Company in good faith), and

                  (c) the Company determines in good faith that any such encumbrance or restriction will not materially affect the Company's ability to make principal or interest payments on the Notes.

Section 4.14. Limitation on Transactions with Affiliates.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into, make, amend, renew or extend any transaction, contract, agreement, understanding, loan, advance or Guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"), unless:

                  (1) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary at the time of such transaction in arm's-length dealings with a Person that is not an Affiliate of the Company; and

                  (2) the Company delivers to the Trustee:

                  (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $2.5 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction or series of related Affiliate Transactions complies with this Section 4.14 and that such Affiliate Transaction or series of related Affiliate Transactions has been approved by a majority of the disinterested members of the Board of Directors; and

                  (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $10.0 million, an opinion as to the fairness to the Company or such Restricted Subsidiary of such Affiliate Transaction or series of related Affiliate Transactions from a financial point of view issued by an independent accounting, appraisal or investment banking firm of national standing.

                  The following items shall not be deemed to be Affiliate Transactions and, therefore, shall not be subject to the provisions of the prior paragraph:

                  (1) transactions between or among the Company and/or its Restricted Subsidiaries;

                  (2) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans and other reasonable and customary fees, compensation, benefits and indemnities paid or entered into by the Company or its Restricted Subsidiaries in the ordinary course of business consistent with past practices to or with officers, directors, employees or consultants of the Company and its Restricted Subsidiaries;

                  (3) Restricted Payments that are permitted by Section 4.10 hereof; and

                  (4) any sale of Equity Interests (other than Disqualified Stock) of the Company.

Section 4.15. Limitation on Senior Subordinated Indebtedness.

                  The Company shall not incur any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of the Company unless it is pari passu or subordinate in right of payment to the Notes. No Subsidiary Guarantor shall incur any Indebtedness that is subordinate or junior in right of payment to the Senior Debt of such Subsidiary Guarantor unless it is pari passu or subordinate in right of payment to such Subsidiary Guarantor's Subsidiary Guarantee.

Section 4.16. Change of Control.

         (a) If a Change of Control occurs, each Holder of Notes shall have the right to require the Company to repurchase all or any part (equal to $1,000 principal amount or an integral multiple thereof) of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to the date of purchase (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and stating (1) that the Change of Control Offer is being made pursuant to this Section 4.16 and that all Notes tendered prior to the deadline specified in clause (5) below will be accepted for payment on the Change of Control Payment Date; (2) the purchase price and the purchase date, which shall be no earlier than 30 days and no later than 90 days from the date such notice is mailed (the "Change of Control Payment Date"); (3) that any Note not tendered shall continue to accrue interest; (4) that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date; (5) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer shall be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date; (6) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased; and (7) that Holders whose Notes are being purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture relating to such Change of Control Offer, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.16 by virtue of such compliance.

         (b) By 12:00 p.m. (noon) Eastern Time on the Change of Control Payment Date, the Company shall, to the extent lawful, (1) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered, and
(3) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Company. The Paying Agent shall promptly mail or wire transfer to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note shall be in a principal amount of $1,000 or an integral multiple thereof. Prior to complying with this Section 4.16, but in any event within 60 days following a Change of Control, the Company shall either repay all outstanding Senior Debt or obtain the requisite consents, if any, required under all agreements governing outstanding Senior Debt to permit the repurchase of Notes in accordance with this Section 4.16. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

         (c) Notwithstanding anything to the contrary in this Section 4.16, the Company shall not be required to make a Change of Control Offer upon a Change of Control if (i) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4.16 and all other provisions of this Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer, or (ii) the Company effects Legal Defeasance or Covenant Defeasance of the Notes under Article Thirteen of this Indenture prior to the occurrence of such Change of Control or otherwise discharges this Indenture under Article Eight of this Indenture.

Section 4.17. Designation of Restricted and Unrestricted Subsidiaries.

                  The Board of Directors of the Company may designate any Restricted Subsidiary to be an Unrestricted Subsidiary; provided that:

                  (1) any Guarantee by the Company or any Restricted Subsidiary of any Indebtedness of the Subsidiary being so designated shall be deemed to be an incurrence of Indebtedness by the Company or such Restricted Subsidiary (or both, if applicable) at the time of such designation, and such incurrence of Indebtedness would be permitted under the covenant described above under Section 4.09 hereof;

                  (2) the aggregate fair market value of all outstanding Investments owned by the Company and its Restricted Subsidiaries in the Subsidiary being so designated (including any Guarantee by the Company or any Restricted Subsidiary of any Indebtedness of the such Subsidiary) shall be deemed to be a Restricted Investment made as of the time of such designation and that such Investment would be permitted under Section 4.10 hereof;

                  (3) such Subsidiary does not own any Equity Interests of, or hold any Liens on any property of, the Company or any Restricted Subsidiary;

                  (4) the Subsidiary being so designated:

                           (a) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company; and

                           (b) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; and

                  (5) no Default or Event of Default would be in existence following such designation.

                  Any designation of a Restricted Subsidiary of the Company as an Unrestricted Subsidiary shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the preceding conditions and was permitted by this Indenture.

                  The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that:

                  (1) such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if such Indebtedness is permitted under Section 4.09 hereof, calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period;

                  (2) all outstanding Investments owned by such Unrestricted Subsidiary shall be deemed to be made as of the time of such designation and such Investments shall only be permitted if such Investments would be permitted under Section 4.10 hereof;

                  (3) all Liens of such Unrestricted Subsidiary existing at the time of such designation would be permitted under Section 4.12 hereof; and

                  (4) no Default or Event of Default would be in existence following such designation.

Section 4.18. Limitation on Issuances and Sales of Equity Interests in
              Restricted Subsidiaries.

                  The Company shall not transfer, convey, sell, lease or otherwise dispose of, and shall not permit any of its Restricted Subsidiaries to issue, transfer, convey, sell or otherwise dispose of, any Equity Interests in any Restricted Subsidiary of the Company to any Person (other than the Company or a Wholly Owned Restricted Subsidiary of the Company or, if necessary, shares of its Capital Stock constituting directors' qualifying shares or issuances of shares of Capital Stock of foreign Restricted Subsidiaries to foreign nationals, to the extent required by applicable law), except:

                  (1) if, immediately after giving effect to such issuance, transfer, conveyance, sale, lease or other disposition, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary and any Investment in such Person remaining after giving effect to such issuance or sale would have been permitted to be made under Section
         4.10 hereof if made on the date of such issuance or sale; and

                  (2) the Company or such Restricted Subsidiary complies with
         Section 4.11 hereof.

Section 4.19. Payments for Consent.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Holder of Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to all Holders of the Notes and is paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

Section 4.20. Limitations on Issuances of Guarantees by Restricted Subsidiaries;
              Merger, Consolidation and Sale of All or Substantially All Assets by Subsidiary Guarantors; Release of Subsidiary Guarantees.

         (A) The Company shall not permit any of its Restricted Subsidiaries, directly or indirectly, to Guarantee or pledge any assets to secure the payment of any other Indebtedness of the Company, unless such Restricted Subsidiary is a Subsidiary Guarantor or simultaneously executes and delivers a supplemental indenture providing for a Subsidiary Guarantee by such Restricted Subsidiary, which Subsidiary Guarantee shall be senior to or pari passu with such Subsidiary's Guarantee of or pledge to secure such other Indebtedness unless such other Indebtedness is Senior Debt, in which case such Subsidiary's Subsidiary Guarantee may be subordinated to the Guarantee of such Senior Debt to the same extent as the Notes are subordinated to such Senior Debt.

         (B) A Subsidiary Guarantor shall not sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Subsidiary Guarantor is the surviving Person), another Person, other than the Company or another Subsidiary Guarantor, unless:

                  (1) immediately after giving effect to that transaction, no Default or Event of Default exists; and

                  (2) either:

                           (a) the Person acquiring the property in any such
                  sale or disposition or the Person formed by or surviving any such consolidation or merger is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia and assumes all the obligations of such Subsidiary Guarantor under this Indenture, its Subsidiary Guarantee and the Registration Rights Agreement pursuant to a supplemental indenture satisfactory to the Trustee and in accordance with the provisions of Section 4.22; or

                           (b) such sale or other disposition complies with
                  Section 4.11 hereof, including the application of the Net Proceeds therefrom.

         (C) The Subsidiary Guarantee of a Subsidiary Guarantor may be released:

                  (1) in connection with any sale or other disposition of all of the Capital Stock of a Subsidiary Guarantor to a Person that is not (either before or after giving effect to such transaction) an Affiliate of the Company, if the sale or other disposition complies with Section
         4.11 hereof;

                  (2) in connection with the release or discharge of the Guarantee which resulted in the creation of such Subsidiary Guarantee pursuant to this covenant, except a discharge or release by, or as a result of, a payment under such Guarantee;

                  (3) if the Company properly designates any Restricted Subsidiary that is a Subsidiary Guarantor as an Unrestricted Subsidiary pursuant to Section 4.17 hereof; or

                  (4) in connection with the liquidation, dissolution or winding up of a Subsidiary Guarantor.

         In addition, each Discontinued Domestic Subsidiary which becomes a Subsidiary Guarantor pursuant to Section 4.22 after the date of this Indenture will be released from its Subsidiary Guarantee upon the sale, transfer or other disposition of all or substantially of its assets, unless and until such Subsidiary Guarantor thereafter becomes part of the continuing operations of the Company on a consolidated basis after the date hereof. Upon the occurrence of any of the foregoing events described in this subsection (C) of this Section 4.20, the Subsidiary Guarantor will be released from its Subsidiary Guarantee upon receipt by the Trustee of a request by the Company accompanied by an Officers' Certificate and an Opinion of Counsel certifying that all conditions specified in this Indenture for such release have been satisfied in accordance with the provisions of this Indenture. Upon receipt of the items specified in the preceding sentence, the Trustee shall deliver to the Company an appropriate instrument evidencing such release. Any Subsidiary Guarantor not so released remains liable for the full amount of principal of and interest on the Notes as provided in Article Eleven.

Section 4.21. Sale and Leaseback Transactions.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided that the Company or any Restricted Subsidiary may enter into a sale and leaseback transaction if:

                  (1) the Company or that Restricted Subsidiary, as applicable, could have incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction under the Fixed Charge Coverage Ratio test in the first paragraph of Section 4.09 hereof;

                  (2) the gross cash proceeds of that sale and leaseback transaction are at least equal to the fair market value, as determined in good faith by the Board of Directors of the Company and set forth in an Officers' Certificate delivered to the Trustee, of the property that is the subject of that sale and leaseback transaction; and

                  (3) the transfer of assets in that sale and leaseback transaction is permitted by, and the Company applies the proceeds of such transaction in compliance with Section 4.11.

Section 4.22. Additional Subsidiary Guarantees.

                  The Company shall cause each of its existing and future Restricted Subsidiaries that is a Domestic Subsidiary, other than USDS, Inc. and the Discontinued Domestic Subsidiaries, to become a Subsidiary Guarantor by executing and delivering to the Trustee (i) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture (and, unless the Registration Rights Agreement has terminated prior to the date of such Supplemental Indenture, the Registration Rights Agreement) as a Subsidiary Guarantor and (ii) an Opinion of Counsel and Officers' Certificate to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee and provided that no opinion need be rendered concerning the enforceability of the Subsidiary Guarantee); provided, further that the Company shall cause each Discontinued Domestic Subsidiary to become a Subsidiary Guarantor by execution and delivery to the Trustee of a supplemental indenture pursuant to which such Discontinued Domestic Subsidiary shall assume all obligations of the Subsidiary Guarantors under the Indenture, the Notes and the Registration Rights Agreement, such supplemental indenture to be executed and delivered by the Company, the Subsidiary Guarantors and each Discontinued Domestic Subsidiary no later than September 30, 2003 (except to the extent such Discontinued Domestic Subsidiary is sold by the Company prior to such date). No supplemental indenture is required with respect to any Subsidiary Guarantor that has duly authorized, executed and delivered this Indenture on the date hereof.

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

Section 5.01. Merger; Consolidation or Sale of All or Substantially All Assets.

                  The Company shall not, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not the Company is the surviving corporation); or (2) directly or indirectly sell, assign, transfer, convey, lease or otherwise dispose of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole, in one or more related transactions, to another Person or Persons; unless:

                  (1) either: (a) the Company is the surviving corporation; or
         (b) the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made (i) is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia, and (ii) expressly assumes, by a supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Notes, this Indenture and the Registration Rights Agreement;

                  (2) immediately after giving effect such transaction, no Default or Event of Default exists;

                  (3) immediately after giving effect to such transaction on a pro forma basis, the Company or the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, conveyance or other disposition shall have been made:

                           (a) will have Consolidated Net Worth immediately
                  after the transaction equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction; and

                           (b) will, on the date of such transaction after
                  giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of
                  Section 4.09; and

                  (4) each Subsidiary Guarantor, unless such Subsidiary Guarantor is the Person with which the Company has entered into a transaction under this Section 5.01, shall have by supplemental indenture to its Subsidiary Guarantee confirmed that its Subsidiary Guarantee shall apply to the obligations of the Company or the Surviving Person in accordance with the Notes and the Indenture and its obligations under the Registration Rights Agreement shall continue to be in effect; and

                  (5) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, transfer or conveyance and such supplemental indenture (if any) comply with the Indenture.

                  This Section 5.01 shall not apply to any Qualifying Services Division Sale or any merger, consolidation, sale, assignment, transfer, conveyance, lease or other disposition of assets between or among the Company and any of its Restricted Subsidiaries. For purposes of this
         Section 5.01, the sale, assignment, transfer, conveyance, lease or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Company, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

Section 5.02. Successor Corporation Substituted.

                  Upon any consolidation or merger, or any sale, assignment, transfer, conveyance, lease or other disposition of all substantially all of the assets of the Company in accordance with Section 5.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor corporation and not to the Company), and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and thereafter the predecessor Company shall be relieved of all further obligations and covenants under this Indenture and the Notes.

                                  ARTICLE SIX

                              DEFAULTS AND REMEDIES

Section 6.01. Events of Default.

         Each of the following is an "Event of Default":

                  (1) default for 30 days in the payment when due of interest (including any additional interest) on the Notes whether or not prohibited by the provisions of Article Ten of this Indenture;

                  (2) default in payment when due (whether at maturity, upon acceleration, redemption or otherwise, including the failure to repurchase Notes tendered pursuant to a Change of Control Offer or an Asset Sale Offer on the date specified for such payment in the applicable offer to purchase) of the principal of, or premium, if any, on the Notes, whether or not prohibited by the provisions of Article Ten of this Indenture;

                  (3) failure (other than a default described in clause (2) above) by the Company or any of its Restricted Subsidiaries to comply with the provisions of Sections 4.11, 4.16 and 5.01 hereof for 45 days after written notice by the Trustee or Holders representing 25% or more of the aggregate principal amount of Notes outstanding to comply with such provisions;

                  (4) failure by the Company or any of its Restricted Subsidiaries for 60 days after written notice by the Trustee or Holders representing 25% or more of the aggregate principal amount of NOTES outstanding to comply with any of the other agreements in this Indenture;

                  (5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is Guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the date of this Indenture, if that default:

                           (a) is caused by a failure to pay principal of,
                  premium, if any, or interest on such I Indebtedness at final maturity thereof; or

                           (b) results in the acceleration of such Indebtedness
                  prior to its final maturity,

         and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a similar default aggregates $5.0 million or more, unless the obligation of the Company or such Restricted Subsidiary to pay such Indebtedness is being disputed in good faith through proper proceedings and such proceedings have not been determined against the Company or such Restricted Subsidiary;

                  (6) failure by the Company or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of $5.0 million, which judgments are not paid, discharged or stayed for a period of 60 days;

                  (7) except as permitted by this Indenture, any Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Subsidiary Guarantor, or any Person acting on behalf of any Subsidiary Guarantor, shall deny or disaffirm its obligations under its Subsidiary Guarantee; and

                  (8) the Company, any of its Significant Subsidiaries or any Subsidiaries of the Company that, taken together, would constitute a Significant Subsidiary, pursuant to or within the meaning of any Bankruptcy Law:

                           (A) commences a voluntary case,

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case,

                           (C) makes a general assignment for the benefit of its
                  creditors, or

                           (D) generally is not paying its debts as they become
                  due; and

                  (9) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (i) is for relief against the Company, any of its
                  Significant Subsidiaries or any Subsidiaries of the Company that, taken together, would constitute a Significant Subsidiary, in an involuntary case;

                           (ii) appoints a custodian for the Company, any of its
                  Significant Subsidiaries or any Subsidiaries of the Company that, taken together, would constitute a Significant Subsidiary, or for all or substantially all of the properties of the Company, any of its Significant Subsidiaries or any Subsidiaries of the Company that, taken together, would constitute a Significant Subsidiary; or

                           (iii) orders the liquidation of the Company, any of
                  its Significant Subsidiaries or any Subsidiaries of the Company that, taken together, would constitute a Significant Subsidiary;

         and the order or decree remains unstayed and in effect for 60 consecutive days.

                  The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

Section 6.02. Acceleration.

                  If an Event of Default (other than an Event of Default specified in clauses 8 and 9 above) under Section 6.01 occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the unpaid principal of, premium, if any, and accrued and unpaid interest on, all the Notes then outstanding to be due and payable, by a notice in writing to the Company (and to the Trustee, if given by Holders) specifying the respective Event of Default and upon any such declaration such principal, premium, if any, and accrued and unpaid interest shall become immediately due and payable; provided, however, that so long as any Obligations under any Credit Facilities shall be outstanding, the acceleration shall not be effective until the earlier of (1) an acceleration of Indebtedness under such Credit Facilities or (2) five business days after receipt by the Company and the agent under such Credit Facilities of written notice of such declaration of acceleration of the Notes. If an Event of Default specified in clauses 8 or 9 above occurs, all unpaid principal of, and accrued interest on, the Notes then outstanding will become due and payable immediately, without any declaration or other act on the part of the Trustee or any Holder.

                  If any Event of Default occurs by reason of any willful action or inaction taken or not taken by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Notes pursuant to the optional redemption provisions of Section 3.07, then, upon acceleration of the Notes, an equivalent premium shall also become and be immediately due and payable, to the extent permitted by law, anything in this Indenture or in the Notes to the contrary notwithstanding. If an Event of Default occurs during any time that the Notes are outstanding, by reason of any willful action or inaction taken or not taken by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Notes, then, the premium specified in this Indenture shall also become immediately due and payable to the extent permitted by law upon the acceleration of the Notes.

                  If (i) (A) the Company or any Subsidiary Guarantor has paid or deposited with such Trustee a sum sufficient to pay (1) all overdue installments of interest on all the Notes, (2) the principal of, and premium, if any, on any Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in the Notes, (3) to the extent that payment of such interest is lawful, interest on the defaulted interest at the rate or rates prescribed therefor in the Notes, and (4) all money paid or advanced by the Trustee thereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; (B) all Events of Default, other than the nonpayment of the principal of any Notes that have become due solely by such declaration of acceleration, have been cured or waived as provided in this Indenture; and (C) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (ii) the Holders of a majority in aggregate principal amount of then outstanding Notes give written notice to the Company, the Subsidiary Guarantors and the Trustee of their desire to rescind and annul a declaration of acceleration and its consequences, then such declaration of acceleration shall be deemed rescinded and annulled. No such rescission will affect any subsequent Event of Default or impair any right consequent thereon.

Section 6.03. Other Remedies.

                  If an Event of Default occurs and is continuing, the Trustee may pursue, in its own name and as trustee of an express trust, any available remedy by proceeding at law or in equity to collect the payment of principal or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

Section 6.04. Waiver of Past Defaults.

                  Subject to Sections 6.07 and 9.02, the Holders of at least a majority in aggregate principal amount of Notes then outstanding by notice to the Trustee may waive an existing Default or Event of Default and its consequences, or rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Defaults or Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived, in each case, except a continuing Default or Event of Default in payment of principal, premium, if any, or interest on the Notes, including any optional redemption payments or Change of Control or Asset Sale Offer payments.

Section 6.05. Control by Majority.

                  The Holders of a majority in aggregate principal amount of the Notes then outstanding will have the right, by an instrument or concurrent instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee under this Indenture or exercising any trust or power conferred on such Trustee; provided that the Trustee (i) may refuse to follow any direction that is in conflict with any rule of law or with this Indenture, that may involve the Trustee in personal liability, or that the Trustee determines in good faith may be prejudicial to the rights of Holders of Notes not joining in the giving of such direction and
         (ii) may take any other action it deems proper that is not inconsistent with any such direction received from Holders of Notes.

Section 6.06. Limitation on Remedies.

                  No Holder of any of the Notes will have any right to institute any proceeding, judicial or otherwise, or for the appointment of a receiver or trustee or pursue any remedy under this Indenture, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in aggregate principal amount of the outstanding Notes have made written request to such Trustee to pursue such remedy, including, if applicable, to institute proceedings in respect of such Event of Default in its own name as Trustee under this Indenture;

                  (3) such Holder or Holders have offered to such Trustee reasonable indemnity and security satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) such Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such requested proceeding; and

                  (5) no direction inconsistent with such written request has been given to such Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the outstanding Notes.

                  A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over other Holders.

Section 6.07. Rights of Holders to Receive Payment.

                  Notwithstanding any other provision of this Indenture, the Holder of any Notes will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Notes on the Stated Maturity therefor and to institute suit for the enforcement of any such payment, and such right may not be impaired without the consent of such Holder.

Section 6.08. Collection Suit by Trustee.

                  If an Event of Default in payment of principal, premium, if any, or interest specified in Section 6.01(l) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any Subsidiary Guarantor for the whole amount of principal, premium, if any, and interest remaining unpaid with respect to the Notes, and interest on overdue principal and premium, if any, and, to the extent lawful, interest on overdue interest, and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation and expenses of the Trustee, its agents and counsel.

Section 6.09. Trustee May File Proofs of Claim.

         (a) The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, the Subsidiary Guarantors, their creditors or their property and may collect and receive any money or other property payable or deliverable on any such claims and to distribute the same.

         (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10. Priorities.

         If the Trustee collects any money pursuant to this Article Six, it shall pay out the money in the following order:

             First:     to the Trustee for amounts due under Section 7.07;

             Second: to Holders of Senior Debt to the extent required by Article Ten;

             Third: to Holders for amounts due and unpaid on the Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any, and interest, respectively; and,

             Fourth     to the Company.

         The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

Section 6.11. Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. The foregoing shall not apply to a suit by the Trustee, a suit by a holder pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in aggregate principal amount of the then outstanding Notes.

                                 ARTICLE SEVEN

                                     TRUSTEE

Section 7.01. Duties of Trustee.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such rights and powers vested in it by this Indenture and use the same degree of care and skill in such exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

                  (1) The Trustee need perform only those duties that are specifically set forth (or incorporated by reference) in this Indenture and no implied covenants or obligations shall be read into this Indenture against Trustee.

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph (c) does not limit the effect of paragraph
         (b) of this Section.

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by an officer of the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (3) The Trustee shall not be liable with respect to action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05, and the Trustee shall be entitled from time to time to request such a direction.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

         (e) The Trustee shall be under no obligation and may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02. Rights of Trustee.

                  Subject to Section 7.01:

         (a) The Trustee may conclusively rely on and shall be protected in acting or refraining from acting upon any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

         (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         (e) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (f) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

         (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

         (h) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

         (i) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

Section 7.03. Individual Rights of Trustee.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or its Subsidiaries or Affiliates with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as trustee or resign. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

Section 7.04. Trustee's Disclaimer.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible for any statement in the Notes other than its certificate of authentication.



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


Section 7.05. Notice of Defaults.

                  If a Default occurs and is continuing and if it is actually known to the Trustee, the Trustee shall mail to each Holder pursuant to
         Section 14.02 a notice of the Default within 90 days after the occurrence thereof. Except in the case of a Default in any payment on any Note, the Trustee may withhold the notice if and so long as the board of directors, executive committee or a trust committee of its directors and/or officers in good faith determines that withholding the notice is in the interests of Holders.

Section 7.06. Reports by Trustee to Holders.

                  Within 60 days after each May 15, beginning with May 15, 2004, the Trustee shall mail to each Holder a brief report dated as of such May 15, that complies with TIA Section 313(a), but only if such report is required in any year under TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b) and 313(c).

                  A copy of each report at the time of its mailing to Holders shall be mailed by the Trustee to the Company and filed by the Trustee with the Commission and each stock exchange on which the Notes are listed. The Company shall promptly notify the Trustee in writing if the Notes become listed on any national securities exchange or of any delisting thereof.

Section 7.07. Compensation and Indemnity.

                  The Company and the Subsidiary Guarantors jointly and severally agree to pay the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for its services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company and the Subsidiary Guarantors jointly and severally agree to reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred by it. Such expenses may include the reasonable compensation and expenses of the Trustee's agents and counsel.

                  The Trustee shall not be under any obligation to institute any suit, or take any remedial action under this Indenture, or to enter any appearance or in any way defend any suit in which it may be a defendant, or to take any steps in the execution of the trusts created hereby or thereby or in the enforcement of any rights and powers under this Indenture, until it shall be indemnified to its satisfaction against any and all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provisions of this Indenture, including compensation for services, costs, expenses, outlays, counsel fees and other disbursements, and against all liability not due to its negligence or willful misconduct. The Company and the Subsidiary Guarantors jointly and severally agree to indemnify each of the Trustee and any predecessor trustee and their agents for and to hold them harmless against any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of Trustee) incurred by it in connection with the acceptance and administration of the trust and its duties hereunder as Trustee, Registrar and/or Paying Agent including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall promptly notify the Company and the Subsidiary Guarantors in writing of any claim of which a Trust Officer has received written notice and for which it may seek indemnity; provided, however, unless the position of the Company is prejudiced by such failure, the failure of the Trustee to promptly notify the Company shall not limit its right to indemnification. The Company shall defend each such claim and the Trustee shall cooperate in the defense. The Trustee may retain separate counsel if the Trustee shall have been reasonably advised by such counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Company and in the reasonable judgment of such counsel it is advisable for the Trustee to employ separate counsel, and the Company shall reimburse the Trustee for the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent which consent shall not be unreasonably witheld.

                  Neither the Company nor the Subsidiary Guarantors shall be obligated to reimburse any expense or indemnify against any loss or liability determined by a court of competent jurisdiction to have been caused by the Trustee through the Trustee's own negligence, willful misconduct or breach of its duties under this Indenture.

                  To secure the payment obligations of the Company and the Subsidiary Guarantors in this Section, the Trustee shall have a lien prior to that of the Holders of the Notes on all money or property held or collected by the Trustee for any amount owing it or any predecessor trustee pursuant to this section, except that held in trust to pay principal of and interest on particular Notes.

                  When the Trustee incurs expenses or renders services after the occurrence of any Event of Default specified in Section 6.01(8) or (9), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                  The provisions of this Section shall survive the termination of this Indenture and resignation or removal of the Trustee.

Section 7.08. Replacement of Trustee.

                  The Trustee may resign by so notifying the Company and the Subsidiary Guarantors in writing. The Holders of a majority in aggregate principal amount of the Notes may remove the Trustee by so notifying the Trustee, in writing. The Company may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee becomes incapable of acting as Trustee hereunder.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of the Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and the Subsidiary Guarantors. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee (at the expense of the Company), the Company or the Holders of a majority in aggregate principal amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Any successor Trustee shall comply with TIA Section 310(a)(5).

Section 7.09. Successor Trustee by Merger, Etc.

                  If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided that such corporation or association shall be otherwise eligible and qualified under this Article.

Section 7.10. Eligibility; Disqualification.

                  There will at all times be a trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

                  This Indenture will always have a trustee who satisfies the requirements of TIA (ss.) 310(a)(1), (2) and (5). The Trustee shall also comply with TIA (ss.) 310(b).

Section 7.11. Preferential Collection of Claims Against Company.

                  The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                 ARTICLE EIGHT

                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 8.01. Termination of Company's Obligations.

                  (i) Subject to the provisions of Sections 8.04 and 8.05 hereof, this Indenture shall cease to be of further effect as to all Notes issued hereunder, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

                  (1)      either:

                  (a) all Notes that have been authenticated (except lost, stolen or destroyed Notes that have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company) have been delivered to the Trustee for cancellation; or

                  (b) all Notes that have not been delivered to the Trustee for cancellation have become due and payable by reason of the making of a notice of redemption or otherwise or will become due and payable within one year and the Company or any Subsidiary Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the Notes not delivered to the Trustee for cancellation for principal, premium, if any, and accrued interest to the date of maturity or redemption;

                  (2) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company or any Subsidiary Guarantor is a party or by which the Company or any Subsidiary Guarantor is bound;

                  (3) the Company or any Subsidiary Guarantor has paid or caused to be paid all sums payable by it hereunder; and

                  (4) the Company has delivered irrevocable instructions to the Trustee hereunder to apply the deposited money toward the payment of the Notes at maturity or the redemption date, as the case may be; and

                  (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been satisfied.

                  (ii) Notwithstanding the above, the Trustee shall pay to the Company from time to time upon its request any cash or U.S. Government Obligations held by it as provided in this section which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect a satisfaction and discharge under this Article Eight.

Section 8.02. Application of Trust Money.

                  The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with the provisions of the Notes and this Indenture to the payment of principal of, premium, if any, and interest on the Notes.

Section 8.03. Repayment to the Company.

                  Any money deposited with the Trustee in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request; and the Holder of such Note shall thereafter look only to the Company for payment thereof, and all liability of the Trustee with respect to such trust money shall thereupon cease; provided, however, that the Trustee, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times or Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining shall be repaid to the Company.

Section 8.04. Survival.

                  In the event that the Company makes (or causes to be made) an irrevocable deposit with the Trustee for the benefit of the Holders pursuant to Section 8.01(1)(b) hereof, prior to the date of maturity or redemption, as the case may be, the following provisions of the Indenture shall survive until otherwise terminated or discharged hereunder:

                  (1) the rights of Holders of outstanding Notes to receive payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due from the trust;

                  (2) the Company's obligations with respect to such Notes under Article Two and Section 4.04 hereof;



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                  (3) the rights, powers, trusts, duties and immunities of the
         Trustee hereunder and the Company's obligations in connection therewith; and

                  (4) this Article Eight.

Section 8.05. Reinstatement

                  If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with
         Section 8.02 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01(1)(b) hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 hereof; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.01. Without Consent of Holders.

                  The Company, the Subsidiary Guarantors and the Trustee may modify, amend or supplement this Indenture or the Notes without notice to or consent of any Holder:

                  (1) to cure any ambiguity, defect or inconsistency;

                  (2) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                  (3) to provide for the assumption of the Company's or any Subsidiary Guarantor's obligations to the Holders of the Notes in the case of a merger or consolidation or sale of all or substantially all of the Company's or such Subsidiary Guarantor's assets pursuant to the provisions of Section 5.01, 4.20(B) or 4.22;

                  (4) to make any change that would provide any additional benefit or rights to the Holders or that does not adversely affect the legal rights hereunder of any such Holder;

                  (5) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA;

                  (6) to comply with Sections 4.20(C) and 4.22;

                  (7) to evidence and provide for the acceptance of appointment by a successor Trustee;

                  (8) to provide for the issuance of Additional Notes in accordance with the limitations set forth in this Indenture as of the date hereof; or

                  (9) to allow any Subsidiary of the Company or any of its Subsidiaries to execute a supplemental indenture to become a Subsidiary Guarantor or to execute a Subsidiary Guarantee with respect to the Notes.



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                  Upon the request of the Company and the Subsidiary Guarantors, accompanied by a Board Resolution of the Company and each Subsidiary Guarantor authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee will join with the Company and the Subsidiary Guarantors in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be therein contained. After an amendment or waiver under this Section becomes effective, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail to the Holders of each Note affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.02. With Consent of Holders.

                  Except as provided below in this Section 9.02, the Company, the Subsidiary Guarantors and the Trustee may amend this Indenture or the Notes with the written consent (including consents obtained in connection with a tender offer or exchange offer for Notes or a solicitation of consents in respect of Notes, provided that in each case such offer or solicitation is made to all Holders of then outstanding Notes on equal terms) of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes.

                  Upon the request of the Company and the Subsidiary Guarantors, accompanied by a Board Resolution of the Company and each Subsidiary Guarantor authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the Opinion of Counsel documents described in Section 9.06, the Trustee will join with the Company and the Subsidiary Guarantors in the execution of such supplemental indenture.

                  It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  The Holders of a majority in aggregate principal amount of the then outstanding Notes may waive compliance in a particular instance by the Company or the Subsidiary Guarantors with any provision of this Indenture or the Notes (including waivers obtained in connection with a tender offer or exchange offer for Notes or a solicitation of consents in respect of Notes, provided that in each case such offer or solicitation is made to all Holders of the then outstanding Notes on equal terms). However, without the consent of each Holder affected, an amendment or waiver under this Section 9.02 may not (with respect to any Notes held by a non-consenting Holder):

                  (1) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

                  (2) reduce the principal of or change the fixed maturity of any Note or alter the provisions, or waive any payment, with respect to the redemption of the Notes;

                  (3) reduce the rate of or change the time for payment of interest on any Note;

                  (4) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration);

                  (5) make any Note payable in money other than U.S. dollars;



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                  (6) make any change in the provisions of this Indenture
         relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of, premium, if any, or interest on the Notes;

                  (7) release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or the Indenture, except in accordance with the terms of the Indenture; or

                  (8) impair the right to institute suit for the enforcement of any payment on or with respect to the Notes or the Subsidiary Guarantees;

                  (9) amend, change or modify the obligation of the Company to make and consummate an Asset Sale Offer with respect to any Asset Sale in accordance with Section 4.11 hereof or the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control in accordance with Section 4.16 hereof, including, in each case, amending, changing or modifying any definition relating thereto;

                  (10) except as otherwise permitted under Sections 5.01 or 4.20 hereof, consent to the assignment or transfer by the Company or any Subsidiary Guarantor of any of their rights or obligations under the Indenture;

                  (11) amend or modify any of the provisions of the Indenture or the related definitions affecting the subordination or ranking of the Notes or any Subsidiary Guarantee in any manner adverse to the holders of the Notes or any Subsidiary Guarantee; or

                  (12) make any change in the preceding amendment and waiver provisions.

                  The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Notes with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of this Indenture.

Section 9.03. Compliance with Trust Indenture Act.

                  Every amendment to or supplement of this Indenture or the Notes shall comply with the TIA as then in effect.

Section 9.04. Revocation and Effect of Consents.

                  A consent to an amendment, supplement or waiver by a Holder of a Note shall bind the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, until an amendment, supplement or waiver becomes effective, any such Holder or subsequent Holder may revoke the consent as to his Note or portion of a Note. For such revocation to be effective, the Trustee must receive the notice of revocation before the date the amendment, supplement or waiver becomes effective.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If the Company elects to fix a record date for such purpose, the record date shall be fixed at such date as the Company may designate. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consent from the Holders of the principal amount of Notes required



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


         hereunder for such amendment or waiver to be effective also shall have been given and not revoked within such 90-day period.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Holder unless it makes a change described in any of clauses (1) through (9) of Section 9.02. In that case the amendment, supplement or waiver shall bind each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note.

Section 9.05. Notation on or Exchange of Notes.

                  If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder of the Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms.

                  Failure to make the appropriate notation or issue a new Note will not affect the validity and effect of such amendment, supplement or waiver.

Section 9.06. Trustee Protected.

                  The Trustee shall sign any amendment or supplement or waiver authorized pursuant to this Article. In signing such amendment or supplement or waiver the Trustee shall be provided with, and (subject to Article Seven) shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment or supplement or waiver is authorized or permitted by and complies with this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                                  ARTICLE TEN

                             SUBORDINATION OF NOTES

Section 10.01. Agreement to Subordinate.

                  The Company agrees, and each Holder by accepting a Note agrees, that payment of principal, premium, if any, and interest on (or any other Obligations relating to) the Notes is subordinated in right of payment, to the extent and in the manner provided in this Article Ten, to the prior payment in full in cash of all Senior Debt of the Company (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.

                  This Article Ten shall constitute a continuing offer to all Persons who become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

Section 10.02. Liquidation; Dissolution; Bankruptcy.

                  The holders of Senior Debt of the Company shall be entitled to receive payment in full in cash of all Obligations due in respect of Senior Debt of the Company (including interest after the commencement of any bankruptcy proceeding at the rate specified in the applicable Senior Debt of the Company) before the Holders of Notes shall be entitled to receive any payment with respect to (or any other Obligations relating to) the Notes or any distribution of assets or proceeds (except that Holders of Notes may receive and retain



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         Permitted Junior Securities and payments made from the trust pursuant to Article Thirteen hereof), in the event of any distribution to creditors of the Company in connection with:

                  (i) any liquidation or dissolution of the Company, whether voluntary or involuntary;

                  (ii) any bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, whether voluntary or involuntary;

                  (iii) any assignment for the benefit of creditors; or

                  (iv) any marshaling of the Company's assets and liabilities.

                  The Company shall give prompt written notice to the Trustee of the occurrence of any event described in clauses (i) through (iv) above.

Section 10.03. Default on Designated Senior Debt.

                  The Company may not make any payment in respect of the Notes or any distribution of assets or proceeds (except in respect of Permitted Junior Securities or from the trust pursuant to Article Thirteen hereof) if:

                  (1) a payment default on Designated Senior Debt of the Company occurs and is continuing beyond any applicable grace period; or

                  (2) any other default occurs and is continuing on any series of Designated Senior Debt of the Company that permits holders of that series of Designated Senior Debt of the Company to accelerate its maturity and the Trustee receives a notice (a "Payment Blockage Notice") of such default from the Company or any agent or representative with respect to such Designated Senior Debt (a "nonpayment default").

                  Payments on the Notes may and shall be resumed:

                  (1) in the case of a payment default on Designated Senior Debt of the Company, upon the date on which such default is cured or waived; and

                  (2) in case of a nonpayment default, the earlier of the date on which such default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received by the Trustee, unless the maturity of such Designated Senior Debt of the Company has been accelerated.

                  No new Payment Blockage Notice may be delivered unless and until 360 days have elapsed since the delivery of the immediately prior Payment Blockage Notice.

                  No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default has been cured or waived for a period of not less than 90 days.

Section 10.04. Acceleration of Notes.

                  The Company shall promptly notify holders of its Senior Debt and any agent or representative with respect to such Senior Debt if payment of the Notes is accelerated because of an Event of Default.



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Section 10.05. When Distribution Must Be Paid Over.

                  If the Trustee or any Holder of the Notes receives a payment in respect of the Notes (except in respect of Permitted Junior Securities or from the trust under Article Thirteen hereof) when:

                  (1) the payment is prohibited by this Article Ten; and

                  (2) the Trustee or the Holder has actual knowledge that the payment is prohibited; the Trustee or the Holder, as the case may be, shall hold the payment in trust for the benefit of the holders of Senior Debt of the Company and shall deliver notice thereof to the agent or representative of the holders of Senior Debt. Upon the proper written request of the agent or representative of the holders of Designated Senior Debt of the Company, or, if no such Designated Senior Debt exists, the holders of Senior Debt of the Company, the Trustee or the Holder, as the case may be, shall deliver the amounts in trust to the holders of Senior Debt of the Company or their proper representative.

                  With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article Ten, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Trustee shall mistakenly pay over or distribute to or on behalf of Holders or the Company or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article Ten, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

Section 10.06. Notice by the Company.

                  The Company shall promptly notify the Trustee and the Paying Agent in writing of any facts known to the Company that would cause a payment of any Obligations with respect to the Notes to violate this Article Ten, but failure to give such notice shall not affect the subordination of the Notes to the Senior Debt as provided in this Article Ten.

Section 10.07. Subrogation.

                  After all Senior Debt is paid in full and until the Notes are paid in full, Holders of Notes shall be subrogated to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders of Notes have been applied to the payment of Senior Debt. A distribution made under this Article Ten to holders of Senior Debt that otherwise would have been made to Holders of Notes is not, as between the Company and Holders, a payment by the Company on the Notes.

Section 10.08. Relative Rights.

                  This Article Ten defines the relative rights of Holders of Notes and holders of Senior Debt. Nothing in this Indenture shall:

         (a) impair, as between the Company and Holders of Notes, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms;

         (b) affect the relative rights of Holders of Notes and creditors of the Company other than their rights in relation to holders of Senior Debt; or



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         (c) prevent the Trustee or any Holder of Notes from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to Holders of Notes.

                  If the Company fails because of this Article Ten to pay principal of or interest on a Note on the due date, the failure is still a Default or Event of Default.

Section 10.09. Subordination May Not Be Impaired by the Company.

                  No right of any holder of Senior Debt to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or any Holder or by the failure of the Company or any Holder to comply with this Indenture.

Section 10.10. Distribution or Notice to Representative.

                  Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

                  Upon any payment or distribution of assets of the Company referred to in this Article Ten, the Trustee and the Holders of Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Ten.

Section 10.11. Rights of Trustee and Paying Agent.

                  Notwithstanding the provisions of this Article Ten or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the Notes to violate this Article Ten. Only the Company or a Representative may give the notice. Nothing in this Article Ten shall impair the claims of, or payments to, the Trustee under or pursuant to
         Section 7.07 hereof.

                  The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

Section 10.12. Authorization to Effect Subordination.

                  Each Holder of Notes, by the Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Ten, and appoints the Trustee to act as such Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.09 hereof at least 30 days before the expiration of the time to file such claim, the lenders under the Credit Facilities are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes.

Section 10.13. Trustee Not Fiduciary for Holders of Senior Debt.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to

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

         Holders of the Notes or to the Company or to any other person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Debt shall be read into this Indenture against the Trustee.

                                 ARTICLE ELEVEN

                                   GUARANTEES

Section 11.01. Unconditional Guarantee.

                  Each Subsidiary Guarantor hereby, jointly and severally, unconditionally guarantees (such guarantee to be referred to herein as the "Subsidiary Guarantee") to each Holder and to the Trustee the due and punctual payment of the principal of, premium, if any, and interest on the Notes and all other amounts due and payable under this Indenture and the Notes by the Company whether at maturity, by acceleration, redemption, repurchase or otherwise, including, without limitation, interest on the overdue principal of, premium, if any, and interest on the Notes, to the extent lawful, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in this Article Eleven and Article Twelve.

                  Failing payment when due of any amount so guaranteed for whatever reason, the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. Each Subsidiary Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payments, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Notes, this Indenture and in this Subsidiary Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Subsidiary Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Subsidiary Guarantor, any amount paid by the Company or any Subsidiary Guarantor to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor agrees it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Subsidiary Guarantor further agrees that, as between each Subsidiary Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article Six for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Six, such obligations (whether or not due and payable) shall forthwith become due and payable by each Subsidiary Guarantor for the purpose of this Subsidiary Guarantee.

                  The Subsidiary Guarantee of each Subsidiary Guarantor herein shall be, in the manner and to the extent set forth in Article Twelve, subordinated in right of payment to the prior payment when due of the principal of, premium, if any, accrued and unpaid interest and all other amounts owing on all existing and future Senior Debt of such Subsidiary Guarantor and of the Company, as the case may be, and senior to the right of payment of principal of, premium, if any, and accrued and unpaid interest on all existing and future

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         Subordinated Indebtedness of such Subsidiary Guarantor that is subordinated in right of payment to the Notes or the Subsidiary Guarantee.

Section 11.02. [Reserved].

Section 11.03. [Reserved].

Section 11.04. [Reserved].

Section 11.05. Limitation of Subsidiary Guarantor's Liability.

                  Each Subsidiary Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Subsidiary Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of any federal, state or foreign law. To effectuate the foregoing intention, the Holders and each Subsidiary Guarantor hereby irrevocably agree that the obligations of each Subsidiary Guarantor under its Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to
         Section 11.06, result in the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal, state or foreign law.

Section 11.06. Contribution.

                  In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Guarantor") under the Subsidiary Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Subsidiary Guarantor for all payments, damages and expenses incurred by the Funding Guarantor in discharging the Company's Obligations with respect to the Notes or any other Subsidiary Guarantor's Obligations with respect to the Subsidiary Guarantee.

Section 11.07. Execution and Delivery of Subsidiary Guarantees.

                  Each Subsidiary Guarantor hereby agrees that its execution and delivery of this Indenture or any supplemental indentures pursuant to
         Section 4.22 hereof shall evidence its Subsidiary Guarantee set forth in Section 11.01 without the need for any further notation on the Notes.

                  Each of the Subsidiary Guarantors hereby agrees that its Subsidiary Guarantee set forth in Section 11.01 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation relating to such Subsidiary Guarantee.

                  If an Officer of a Subsidiary Guarantor whose signature is on this Indenture or any Supplemental indenture no longer holds that office at the time the Trustee authenticates such Notes or at any time thereafter, such Subsidiary Guarantor's Subsidiary Guarantee shall be valid nevertheless.

                  The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Subsidiary Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantor.

Section 11.08. Severability.

                  In case any provision of this Subsidiary Guarantee shall be invalid, illegal or unenforceable, that portion of such provision that is not invalid, illegal or unenforceable shall remain in effect, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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                                 ARTICLE TWELVE

                     SUBORDINATION OF SUBSIDIARY GUARANTEES

Section 12.01. Guarantees Subordinated to Senior Debt.

                  Each Subsidiary Guarantor agrees, and each Holder by accepting a Note agrees, that any payment in respect of the Subsidiary Guarantee of such Subsidiary Guarantor is subordinated in right of payment, to the extent and in the manner provided in this Article Twelve, to the prior payment in full in cash of all Senior Debt of such Subsidiary Guarantor (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.

                  This Article Twelve shall constitute a continuing offer to all Persons who become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

Section 12.02. Liquidation; Dissolution; Bankruptcy.

                  The holders of Senior Debt of the Subsidiary Guarantors shall be entitled to receive payment in full in cash of all Obligations due in respect of such Senior Debt (including interest after the commencement of any bankruptcy proceeding at the rate specified in the applicable Senior Debt of the Company) before the Holders of Notes shall be entitled to receive any payment with respect to any such Subsidiary Guarantor's Subsidiary Guarantee or any distribution of assets or proceeds (except that Holders of Notes may receive and retain Permitted Junior Securities and payments made from the trust pursuant to Article Thirteen hereof), in the event of any distribution to creditors of any such Subsidiary Guarantors in connection with:

                  (i) any liquidation or dissolution of such Subsidiary Guarantor, whether voluntary or involuntary;

                  (ii) any bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to such Subsidiary Guarantor or its property, whether voluntary or involuntary;

                  (iii) any assignment for the benefit of such Subsidiary Guarantor's creditors; or

                  (iv) any marshaling of such Subsidiary Guarantor's assets and liabilities.

                  The Company shall give prompt written notice to the Trustee of the occurrence of any event described in clauses (i) through (iv) above with respect to any Subsidiary Guarantor.

Section 12.03. Default on Designated Senior Debt

                  No Subsidiary Guarantor may make any payment in respect of its Subsidiary Guarantee or any distribution of assets or proceeds (except in respect of Permitted Junior Securities or from the trust pursuant to Article Thirteen hereof) if:

                  (1) a payment default on Designated Senior Debt of such Subsidiary Guarantor occurs and is continuing beyond any applicable grace period; or

                  (2) any other default occurs and is continuing on any series of Designated Senior Debt of such Subsidiary Guarantor that permits holders of that series of Designated Senior Debt of such Subsidiary Guarantor to accelerate its maturity and the Trustee receives a notice (a "Subsidiary Payment Blockage Notice") of such default from the Company, such Subsidiary Guarantor or any agent or representative with respect to such Designated Senior Debt (a "Subsidiary nonpayment default").

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

                  Payments on such Subsidiary Guarantee may be resumed:

                  (1) in the case of a payment default on Designated Senior Debt of such Subsidiary Guarantor, upon the date on which such default is cured or waived; and

                  (2) in case of a Subsidiary nonpayment default, the earlier of the date on which such default is cured or waived or 179 days after the date on which the applicable Subsidiary Payment Blockage Notice is received by the Trustee, unless the maturity of such Designated Senior Debt of such Subsidiary Guarantor has been accelerated.

                  No new Subsidiary Payment Blockage Notice may be delivered unless and until 360 days have elapsed since the delivery of the immediately prior Subsidiary Payment Blockage Notice.

                  No Subsidiary nonpayment default that existed or was continuing on the date of delivery of any Subsidiary Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Subsidiary Payment Blockage Notice unless such default has been cured or waived for a period of not less than 90 days.

Section 12.04. Guarantees Unconditional.

                  Except as otherwise provided herein, nothing contained in this Indenture or in any Guarantee is intended to or shall impair, as between the Subsidiary Guarantors and the Holders, the Guarantees, which are absolute and unconditional, as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Subsidiary Guarantors, other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Twelve, of the holders of Senior Debt in respect of cash, property or securities of any Subsidiary Guarantor received upon the exercise of any such remedy. Upon any distribution of assets of any Subsidiary Guarantor referred to in this Article Twelve, the Trustee, subject to the provisions of Section 7.01, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any insolvency or liquidation proceedings is pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of such Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

Section 12.05. When Distribution Must Be Paid Over.

                  If the Trustee or any Holder of the Notes receives a payment in respect of any Subsidiary Guarantor's Subsidiary Guarantee (except in respect of Permitted Junior Securities or from the trust under Article Thirteen hereof) when:

                  (1) the payment is prohibited by this Article Twelve; and

                  (2) the Trustee or the Holder has actual knowledge that the payment is prohibited;

                  the Trustee or the Holder, as the case may be, shall hold the payment in trust for the benefit of the holders of Senior Debt of such Subsidiary Guarantor and shall deliver notice thereof to the agent or representative of the holders of such Senior Debt. Upon the proper written request of the agent or representative of the holders of Designated Senior Debt of such Subsidiary Guarantor, or, if no such Designated Senior Debt exists, the holders of Senior Debt of such Subsidiary Guarantor, the Trustee or the Holder, as the case may be, shall deliver the amounts in trust to the holders of Senior Debt of such Subsidiary Guarantor or their proper representative.

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

                  With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article Twelve, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Trustee shall mistakenly pay over or distribute to or on behalf of Holders or any Subsidiary Guarantor or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article Twelve, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

Section 12.06. Notice by the Company.

                  The Company shall promptly notify the Trustee and the Paying Agent in writing of any facts known to the Company that would cause a payment of any Obligations with respect to the Subsidiary Guarantees to violate this Article Twelve, but failure to give such notice shall not affect the subordination of the Subsidiary Guarantees to the Senior Debt as provided in this Article Twelve.

Section 12.07. Subrogation.

                  After all Senior Debt of a Subsidiary Guarantor is paid in full and until the Notes are paid in full, Holders of Notes shall be subrogated to the rights of holders of such Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders of Notes have been applied to the payment of such Senior Debt. A distribution made under this Article Twelve to holders of such Senior Debt that otherwise would have been made to Holders of Notes is not, as between any Subsidiary Guarantor and the Holders, a payment by any such Subsidiary Guarantors with respect to a Subsidiary Guarantee.

Section 12.08. Relative Rights.

                  This Article Twelve defines the relative rights of Holders of Notes and holders of Senior Debt of the Subsidiary Guarantors. Nothing in this Indenture shall:

         (a) impair, as between any Subsidiary Guarantor and Holders of Notes, the obligation of such Subsidiary Guarantor, which is absolute and unconditional, to make payments in accordance with the terms of the Subsidiary Guarantee;

         (b) affect the relative rights of Holders of Notes and creditors of any Subsidiary Guarantor other than their rights in relation to holders of such Senior Debt; or

         (c) prevent the Trustee or any Holder of Notes from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of such Senior Debt to receive distributions and payments otherwise payable to Holders of Notes by any such Subsidiary Guarantor.

                  If any Subsidiary Guarantor fails because of this Article Twelve to make a payment pursuant to the terms of its Subsidiary Guarantee, the failure is still a Default or Event of Default.

Section 12.09. Subordination May Not Be Impaired by the Company.

                  No right of any holder of Senior Debt of any Subsidiary Guarantor to enforce the subordination of the Indebtedness evidenced by the Subsidiary Guarantees shall be impaired by any act or failure to act by the Company, any Subsidiary Guarantor or any Holder or by the failure of the Company, any Subsidiary Guarantor or any Holder to comply with this Indenture.

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

Section 12.10. Distribution or Notice to Representative.

                  Whenever a distribution is to be made or a notice given to holders of Senior Debt of the Subsidiary Guarantors, the distribution may be made and the notice given to their Representative.

                  Upon any payment or distribution of assets of any Subsidiary Guarantor referred to in this Article Twelve, the Trustee and the Holders of Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness of such Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

Section 12.11. Rights of Trustee and Paying Agent.

                  Notwithstanding the provisions of this Article Twelve or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the Notes or any Subsidiary Guarantee to violate this Article Twelve. Only the Company or a Representative may give the notice. Nothing in this Article Twelve shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof.

                  The Trustee in its individual or any other capacity may hold Senior Debt of any Subsidiary Guarantor with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

Section 12.12. Authorization to Effect Subordination.

                  Each Holder of Notes, by the Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Twelve, and appoints the Trustee to act as such Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section
         6.09 hereof at least 30 days before the expiration of the time to file such claim, the lenders under the Credit Facilities are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes.

Section 12.13. Trustee Not Fiduciary for Holders of Senior Debt.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of the Notes or to the Company or to any other person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Debt shall be read into this Indenture against the Trustee.

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                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 13.01. Option to Effect Legal Defeasance or Covenant Defeasance.

                  The Company may, at the option of the Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 13.02 or 13.03 hereof be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article Thirteen.

Section 13.02. Legal Defeasance and Discharge.

                  Upon the Company's exercise under Section 13.01 hereof of the option applicable to this Section 13.02, the Company shall, subject to the satisfaction of the conditions set forth in Section 13.04 hereof, be deemed to have been discharged from its obligations with respect to all outstanding Notes and all obligations of the Subsidiary Guarantors shall be deemed to have been discharged with respect to their obligations under the Subsidiary Guarantees on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company and the Subsidiary Guarantors shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes and Subsidiary Guarantees, respectively, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 13.05 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder:

         (a) the rights of Holders of outstanding Notes to receive payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due from the trust;

         (b) the Company's obligations with respect to such Notes under Article Two and Section 4.04 hereof;

         (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith; and

         (d) this Article Thirteen.

                  Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 13.02 notwithstanding the prior exercise of its option under Section 13.03 hereof.

Section 13.03. Covenant Defeasance.

                  Upon the Company's exercise under Section 13.01 hereof of the option applicable to this Section 13.03, the Company shall, subject to the satisfaction of the conditions set forth in Section 13.04 hereof, be released from its obligations under the covenants contained in Sections 4.02, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16,
         4.17, 4.18, 4.20, 4.21, 4.22 and clause (3) of Section 5.01 hereof with respect to the outstanding Notes on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such

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

         covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under
         Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under Section 13.01 hereof of the option applicable to this Section 13.03, subject to the satisfaction of the conditions set forth in Section 13.04 hereof, Sections 6.01(3) though
         (6) shall not constitute Events of Default.

Section 13.04. Conditions to Legal or Covenant Defeasance.

                  The following shall be the conditions to the application of either Section 13.02 or 13.03 hereof to the outstanding Notes:

         (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Notes, cash in United States dollars, U.S. Government Obligations, or a combination thereof, in such amounts as shall be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any and interest on the outstanding Notes on the Stated Maturity or on the applicable redemption date, as the case may be, and the Company must specify whether the Notes are being defeased to maturity or to a particular redemption date; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal of, premium, if any, and interest on the outstanding Notes on such Stated Maturity date or such redemption date and, with respect to any redemption date, the Company shall have provided the Trustee with irrevocable instructions to redeem all of the Notes on such redemption date;

         (b) in the case of an election under Section 13.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon, such Opinion of Counsel shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

         (c) in the case of an election under Section 13.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

         (d) no Default or Event of Default shall have occurred and be continuing either (i) on the date of such deposit; or (ii) insofar as Sections 6.01(8) and (9) hereof are concerned, at any time in the period ending on the 123rd day after the date of deposit;

         (e) such election under either Section 13.02 or Section 13.03 hereof shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument or any other material agreement or instrument to which the Company or any of its Subsidiaries are a party or by which the Company or any of its Subsidiaries is bound;

         (f) the Company must have delivered to the Trustee an Opinion of Counsel to the effect that, (1) assuming no intervening bankruptcy of the Company or any Subsidiary Guarantor between the date of deposit and the 123rd day following the deposit and assuming that no Holder is an "insider" of the Company under applicable bankruptcy law, after the 123rd day following the deposit, the trust funds will not be subject to the effect of Section 547 of the United States Bankruptcy Code or any applicable state bankruptcy, insolvency, reorganization or similar state law affecting creditors' rights generally and
(2) the creation of the defeasance trust does not violate the Investment Company Act of 1940;

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         (g) the Company must deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Notes over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others;

         (h) if the Notes are to be redeemed prior to their Stated Maturity, the Company must deliver to the Trustee irrevocable instructions to redeem all of the Notes on the specified redemption date; and

         (i) the Company must deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

Section 13.05. Deposited Money and Government Securities to Be Held in Trust;
               Other Miscellaneous Provisions.

                  Subject to Section 13.06 hereof, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 13.05, the "Trustee") pursuant to Section 13.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Obligations deposited pursuant to Section 13.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

                  Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or U.S. Government Obligations held by it as provided in Section 13.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 13.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 13.06. Repayment to the Company.

                  Any money deposited with the Trustee, in trust for the payment of the principal of, premium, if any, or interest on any Note pursuant to Section 13.04 and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request; and the Holder of such Note shall thereafter look only to the Company for payment thereof, and all liability of the Trustee with respect to such trust money, shall thereupon cease; provided, however, that the Trustee, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining shall be repaid to the Company.

Section 13.07. Reinstatement.

                  If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with
         Section 13.02 or 13.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and

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         reinstated as though no deposit had occurred pursuant to Section 13.02 or 13.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 13.02 or
         13.03 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                ARTICLE FOURTEEN

                                  MISCELLANEOUS

Section 14.01. Trust Indenture Act Controls.

                  If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of TIA Section 318(c), the imposed duties shall control.

Section 14.02. Notices.

                  Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by certified or registered mail (return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, addressed as follows:

                  If to the Company or any Subsidiary Guarantor:

                  Armor Holdings, Inc.
                  1400 Marsh Landing Parkway
                  Suite 112
                  Jacksonville, Florida  32250
                  Facsimile:  (904) 741-5403
                  Attention:  Philip Baratelli

                  If to the Trustee:

                  Wachovia Bank, National Association
                  225 Water Street, 3rd Floor
                  Jacksonville, Florida  32202
                  Facsimile:  (904) 489-5410
                  Attention:  Corporate Trust

                  The Company or any Subsidiary Guarantor or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  Any notice or communication mailed to a Holder shall be mailed to him by first-class mail at this address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

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                  If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it. If the Company or any Subsidiary Guarantor mails notice or communications to Holders it shall mail a copy to the Trustee and each Agent at the same time.

Section 14.03. Communication by Holders with Other Holders.

                  Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Subsidiary Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

Section 14.04. Certificate and Opinion as to Conditions Precedent.

                  Upon any request or application by the Company or any Subsidiary Guarantor to the Trustee to take any action under this Indenture (except with respect to the initial issuance of the Notes), the Company or such Subsidiary Guarantor, as the case may be, shall furnish to the Trustee:

                  (1) an Officers' Certificate (which shall include the statements set forth in Section 14.05) stating that, in the opinion of the signers, the conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, such conditions precedent have been complied with.

Section 14.05. Statements Required in Certificate or Opinion.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of each such person, such covenant or condition has been complied with.

Section 14.06. Rules by Trustee and Agents.

                  The Trustee may make reasonable rules for action by or for a meeting of Holders. The Registrar or Paying Agent may make reasonable rules for its functions.

Section 14.07. Legal Holidays.

                  A "Legal Holiday" is a Saturday, a Sunday, or a day on which banks and trust companies in The City of New York are not required by law or executive order to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at the place on the next succeeding day that is not a Legal Holiday, without additional interest.

Section 14.08. No Personal Liability of Directors, Officers, Employees and
               Stockholders.

                  No director, officer, employee, incorporator or stockholder of the Company or any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or the Subsidiary Guarantors under the Notes, this Indenture, the Subsidiary Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. This waiver and release are part of the consideration for issuance of the Notes.

Section 14.09. Governing Law.

                  THIS INDENTURE AND THE NOTES AND THE GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 14.10. No Adverse Interpretation of Other Agreements.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, any Subsidiary Guarantor or any other Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 14.11. [Reserved].

Section 14.12. Successors.

                  All agreements of the Company and the Subsidiary Guarantors in this Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

Section 14.13. Duplicate Originals.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same instrument.

Section 14.14. Severability.

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

Section 14.15. Table of Contents, Headings, etc.

                  The table of contents, cross-reference table and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and will in no way modify or restrict any of the terms or provisions hereof.

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                          ARMOR HOLDINGS, INC.,
                                               a Delaware corporation



                                          By:___________________________________
                                             Name:
                                             Title:

                                          WACHOVIA BANK, NATIONAL ASSOCIATION,
                                               as Trustee



                                          By:___________________________________
                                             Name:
                                             Title:

                                          SUBSIDIARY GUARANTORS

                                          911EP, INC.,
                                              a Delaware corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          AHI PROPERTIES I, INC.,
                                              a Delaware corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          ARMOR BRANDS, INC.,
                                              a Delaware corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          ARMOR HOLDINGS FORENSICS, INC.,
                                              a Delaware corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          ARMOR HOLDINGS GP, LLC,
                                              a Delaware company



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          ARMOR HOLDINGS LP, LLC,
                                              a Delaware company



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                         ARMOR HOLDINGS MOBILE SECURITY, L.L.C.,
                                             a Delaware company



                                         By:___________________________________
                                            Name: Robert R. Schiller
                                            Title: Vice President

                                          ARMOR HOLDINGS PAYROLL SERVICES, LLC,
                                              a Delaware company



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Manager

                                          ARMOR HOLDINGS PRODUCTS, INC.,
                                              a Delaware corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          ARMOR HOLDINGS PROPERTIES, INC.,
                                              a Delaware corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          ARMOR SAFETY PRODUCTS COMPANY,
                                              a Delaware corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          B-SQUARE, INC.,
                                              a Texas corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          BREAK-FREE ARMOR CORP.,
                                              a Delaware corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          BREAK-FREE, INC.,
                                              a Delaware corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          CASCO INTERNATIONAL, INC.,
                                              a New Hampshire corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                      DEFENSE TECHNOLOGY CORPORATION OF AMERICA,
                                          a Delaware corporation



                                      By:___________________________________
                                         Name: Robert R. Schiller
                                         Title: Vice President

                                          INDENTICATOR, INC.,
                                              a Delaware corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                         MONADNOCK LIFETIME PRODUCTS, INC. (DE),
                                             a Delaware corporation



                                         By:___________________________________
                                            Name: Robert R. Schiller
                                            Title: Vice President

                                         MONADNOCK LIFETIME PRODUCTS, INC. (NH),
                                             a New Hampshire corporation



                                         By:___________________________________
                                            Name: Robert R. Schiller
                                            Title: Vice President

                                        MONADNOCK POLICE TRAINING COUNCIL, INC.,
                                            a New Hampshire corporation



                                        By:___________________________________
                                           Name: Robert R. Schiller
                                           Title: Vice President

                                          NAP PROPERTIES, LTD.,
                                               a California limited partnership

                                          By: NAP PROPERTY MANAGERS, LLC,
                                              its General Partner

                                          By: ARMOR HOLDINGS PROPERTIES, INC.,
                                              its Managing Member



                                          By:___________________________________
                                              Name: Robert R. Schiller
                                              Title: Vice President

                                          NAP PROPERTY MANAGERS, LLC,
                                              a California company

                                          By: ARMOR HOLDINGS PROPERTIES, INC.,
                                              its Managing Member



                                          By:___________________________________
                                              Name: Robert R. Schiller
                                              Title: Vice President

                                          O'GARA-HESS & EISENHARDT ARMORING
                                          COMPANY, L.L.C.
                                              a Delaware company



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          PRO-TECH ARMORED PRODUCTS OF
                                          MASSACHUSETTS, INC.,
                                              a Massachusetts corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          RAMTECH DEVELOPMENT CORP.,
                                              a Delaware corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          SAFARI LAND LTD, INC.,
                                              a California corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          SAFARILAND GOVERNMENT SALES, INC.,
                                              a California corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          SPEEDFEED ACQUISITION CORP.,
                                              a Delaware corporation



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                          THE O'GARA COMPANY,
                                              an Ohio company



                                          By:___________________________________
                                             Name: Robert R. Schiller
                                             Title: Vice President

                                                                      SCHEDULE I



                        DISCONTINUED OPERATIONS ENTITIES

----------------------------------------------------------------------------------------------------------------------

              Company                                                                 Jurisdiction of Formation

----------------------------------------------------------------------------------------------------------------------
1             AH Holdings Germany GmbH                                                       Germany
----------------------------------------------------------------------------------------------------------------------
2             AH Worldwide LP                                                               Scotland
----------------------------------------------------------------------------------------------------------------------
3             Alarm Protection Services Ltd.                                                 Uganda
----------------------------------------------------------------------------------------------------------------------
4             Armor (Special Clearance Services) Limited                             British Virgin Islands
----------------------------------------------------------------------------------------------------------------------
5             Armor Group (Asia Pacific) Co., Limited (BVI)                          British Virgin Islands
----------------------------------------------------------------------------------------------------------------------
6             Armor Group (Asia Pacific) Co., Limited (Hong Kong)                           Hong Kong
----------------------------------------------------------------------------------------------------------------------
7             Armor Group (Asia Pacific) Co., Limited (Thailand)                            Thailand
----------------------------------------------------------------------------------------------------------------------
8             Armor Group Africa (Pty) Limited                                            South Africa
----------------------------------------------------------------------------------------------------------------------
9             Armor Group Limited                                                        United Kingdom
----------------------------------------------------------------------------------------------------------------------
10            ARMOR GROUP LIMITED PARTNERSHIP                                               SCOTLAND
----------------------------------------------------------------------------------------------------------------------
11            Armor Group Mozambique Lda                                                   Mozambique
----------------------------------------------------------------------------------------------------------------------
12            Armor Group Oriente SAC                                                         Peru
----------------------------------------------------------------------------------------------------------------------
13            Armor Group Peru SA                                                             Peru
----------------------------------------------------------------------------------------------------------------------
14            Armor Group Tanzania Limited                                                  Tanzania
----------------------------------------------------------------------------------------------------------------------
15            Armor Group Venezuela SA                                                      Venezuela
----------------------------------------------------------------------------------------------------------------------
16            Armor Holding Chad SARL                                                         Chad
----------------------------------------------------------------------------------------------------------------------
17            Armor Holdings Venezuela SA                                                   Venezuela
----------------------------------------------------------------------------------------------------------------------
18            Armor Integracion SA                                                          Venezuela
----------------------------------------------------------------------------------------------------------------------
19            Armor Products International Limited                                       United Kingdom
----------------------------------------------------------------------------------------------------------------------
20            Armor Services Limited Partnership                                            Scotland
----------------------------------------------------------------------------------------------------------------------
21            ArmorGroup (Nigeria) Limited                                                   Nigeria
----------------------------------------------------------------------------------------------------------------------
22            ArmorGroup Eurasia Limited (Azerbaijan)                                      Azerbaijan
----------------------------------------------------------------------------------------------------------------------
23            ArmorGroup Eurasia ZAO                                                         Russia
----------------------------------------------------------------------------------------------------------------------
24            ArmorGroup Humanitarian Operations LLC                                         Russia
----------------------------------------------------------------------------------------------------------------------
25            ArmorGroup Kenya Limited                                                        Kenya
----------------------------------------------------------------------------------------------------------------------
26            ArmorGroup Mexico SA de CV                                                     Mexico
----------------------------------------------------------------------------------------------------------------------
27            ArmorGroup North America, Inc.                                                Delaware
----------------------------------------------------------------------------------------------------------------------
28            ArmorGroup Services (Jersey) Limited                                           Jersey
----------------------------------------------------------------------------------------------------------------------
29            ArmorGroup Services Limited                                                United Kingdom
----------------------------------------------------------------------------------------------------------------------
30            ArmorGroup Services, LLC                                                      Delaware
----------------------------------------------------------------------------------------------------------------------
31            ArmorGroup Sever LLC                                                           Russia
----------------------------------------------------------------------------------------------------------------------
32            ArmorGroup Vostok OOO ChOP                                                     Russia
----------------------------------------------------------------------------------------------------------------------
33            ArmorGroup Yug OOO ChOP                                                        Russia
----------------------------------------------------------------------------------------------------------------------
34            Asmara Limited                                                             United Kingdom
----------------------------------------------------------------------------------------------------------------------
35            CDR International Ltd                                                      United Kingdom
----------------------------------------------------------------------------------------------------------------------
36            CDR International, Inc.                                                       Delaware
----------------------------------------------------------------------------------------------------------------------
37            Defence Systems Africa (Congo) SPRL                              Democratic Republic of Congo (DRC)
----------------------------------------------------------------------------------------------------------------------
38            Defence Systems Colombia SA                                                   Columbia
----------------------------------------------------------------------------------------------------------------------
39            Defence Systems Ecuador DSE SA                                                 Ecuador
----------------------------------------------------------------------------------------------------------------------
40            Defence Systems Eurasia Limited                                            United Kingdom
----------------------------------------------------------------------------------------------------------------------
41            Defence Systems Eurasia Limited (Moscow)                                       Russia
----------------------------------------------------------------------------------------------------------------------
42            Defence Systems Eurasia Limited (Ukraine)                                      Ukraine
----------------------------------------------------------------------------------------------------------------------
43            Defence Systems France SARL                                                    France
----------------------------------------------------------------------------------------------------------------------

                                      S-1

----------------------------------------------------------------------------------------------------------------------
44            Defence Systems International Africa SA                                        France
----------------------------------------------------------------------------------------------------------------------
45            Defence Systems International Limited                                      United Kingdom
----------------------------------------------------------------------------------------------------------------------
46            Defence Systems Limited                                                    United Kingdom
----------------------------------------------------------------------------------------------------------------------
47            DSL (Overseas) Limited                                                         Cyprus
----------------------------------------------------------------------------------------------------------------------
48            DSL Holdings Limited                                                       United Kingdom
----------------------------------------------------------------------------------------------------------------------
49            DSL Integrated Systems Limited                                             United Kingdom
----------------------------------------------------------------------------------------------------------------------
50            DSL Integrated Systems Limited Liability Company                               Russia
----------------------------------------------------------------------------------------------------------------------
51            DSL Security (Asia) Pte Limited                                               Singapore
----------------------------------------------------------------------------------------------------------------------
52            ESSONNE CARROSSERIE VI S.A.R.L                                                 FRANCE
----------------------------------------------------------------------------------------------------------------------
53            Gorandel Trading Limited (Cyprus)                                              Cyprus
----------------------------------------------------------------------------------------------------------------------
54            HELLIO POIDS LOURDS - CARROSSERIE                                              FRANCE
----------------------------------------------------------------------------------------------------------------------
55            International Training, Inc.                                                  Virginia
----------------------------------------------------------------------------------------------------------------------
56            ITI Limited Partnership                                                         Texas
----------------------------------------------------------------------------------------------------------------------
57            Mozambique Mine Action Limitada                                              Mozambique
----------------------------------------------------------------------------------------------------------------------
58            Network Audit Systems, Inc.                                                   Delaware
----------------------------------------------------------------------------------------------------------------------
59            New Technologies Armor, Inc.                                                  Delaware
----------------------------------------------------------------------------------------------------------------------
60            O'GARA HESS & EISENHARDT- FRANCE S.A.                                          FRANCE
----------------------------------------------------------------------------------------------------------------------
61            O'Gara Security Associates, Inc.                                                Ohio
----------------------------------------------------------------------------------------------------------------------
62            O'GARA-FRANCE S.A.                                                             FRANCE
----------------------------------------------------------------------------------------------------------------------
63            O'GARA-HESS & EISENHARDT DE COLOMBIA, S.A.                                    COLUMBIA
----------------------------------------------------------------------------------------------------------------------
64            O'GARA-HESS & EISENHARDT DE VENEZUELA                                         VENEZUELA
----------------------------------------------------------------------------------------------------------------------
65            O'GARA-HESS & EISENHARDT DO BRASIL LTDA                                        BRAZIL
----------------------------------------------------------------------------------------------------------------------
66            O'GARA-HESS & EISENHARDT, SRL                                                   ITALY
----------------------------------------------------------------------------------------------------------------------
67            O'Reilly Vernier & Gurka Singapore Pte. Limited                               Singapore
----------------------------------------------------------------------------------------------------------------------
68            ORIENTACION PROFESIONAL Y ADMINISTRATIVA, S.A. DE C.V.                         MEXICO
----------------------------------------------------------------------------------------------------------------------
69            Parvus Crisis Management Corporation                                          Maryland
----------------------------------------------------------------------------------------------------------------------
70            SARL ESSONNE SECURITE                                                          FRANCE
----------------------------------------------------------------------------------------------------------------------
71            SARL NORMANDIE CARROSSERIE                                                     FRANCE
----------------------------------------------------------------------------------------------------------------------
72            Servicios ArmorGroup Mexico SA de CV                                           Mexico
----------------------------------------------------------------------------------------------------------------------
73            Site Logistics S.p.r.l.                                          Democratic Republic of Congo (DRC)
----------------------------------------------------------------------------------------------------------------------
74            SOCIETE DE BLINDAGE ET DE SECURITE S.B.S.                                      FRANCE
----------------------------------------------------------------------------------------------------------------------
75            THE O'GARA COMPANY DE MEXICO, S.A. DE C.V.                                     MEXICO
----------------------------------------------------------------------------------------------------------------------
76            The Parvus Company                                                            Maryland
----------------------------------------------------------------------------------------------------------------------
77            The Parvus International Information Company                                  Maryland
----------------------------------------------------------------------------------------------------------------------
78            TRASCO Grundstucksverwaltungs GmbH                                             Germany
----------------------------------------------------------------------------------------------------------------------
79            TRASCO Vehicles GmbH                                                           Germany
----------------------------------------------------------------------------------------------------------------------
80            U.S. Defense Systems, LLC                                                     Delaware
----------------------------------------------------------------------------------------------------------------------
81            US Defense Systems Peru, S.A.C.                                                 Peru
----------------------------------------------------------------------------------------------------------------------
82            USDS (Zimbabwe) (Private) Limited                                             Zimbabwe
----------------------------------------------------------------------------------------------------------------------
83            Vulcano Integrated Alarm Systems SA (VIAS)                                    Venezuela
------------ -------------------------------------------------------------- ------------------------------------------

                                     A-1-2

                                                                     EXHIBIT A-1
                                                                     -----------



                             [FORM OF FACE OF NOTE]

                              ARMOR HOLDINGS, INC.

                           [Private Placement Legend]

THIS SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION S THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT:

                  (A) SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY

                           (1) (a) TO A PERSON WHOM THE SELLER REASONABLY
                  BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 (IF AVAILABLE) UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON U.S PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1),(2),(3) OR
                  (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS),

                          (2) TO THE ISSUER, OR

                          (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
                  AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

                  (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

                  THIS SECURITY MAY NOT BE ACQUIRED OR HELD WITH THE ASSETS OF
         (I) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO ERISA, (II) A "PLAN"

                                     A-1-1

         DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) ANY ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY, OR (IV) A GOVERNMENTAL PLAN OR CHURCH PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE ("SIMILAR LAW"), UNLESS THE ACQUISITION AND HOLDING OF THIS SECURITY BY THE PURCHASER OR TRANSFEREE, THROUGHOUT THE PERIOD THAT IT HOLDS THIS SECURITY, ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS UNDER ERISA AND SECTION 4975 OF THE CODE OR ANY PROVISIONS OF SIMILAR LAW, AS APPLICABLE, PURSUANT TO ONE OR MORE PROHIBITED TRANSACTION STATUTORY OR ADMINISTRATIVE EXEMPTIONS. BY ITS ACQUISITION OR HOLDING OF THIS SECURITY, EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE FOREGOING REQUIREMENTS HAVE BEEN SATISFIED.

                              [Global Note Legend]

                  THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.07(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO
         SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                     A-1-2

                    8 1/4% SENIOR SUBORDINATED NOTES DUE 2013



No. __________                                                    $ ___________

                                                          CUSIP No. ___________



         Armor Holdings, Inc., a Delaware corporation, promises to pay to _________________ or registered assigns the principal sum of ___________ Dollars on August 15, 2013.

         Interest Payment Dates: February 15 and August 15, commencing
___________


         Record Dates:  February 1 and August 1

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.




                                     A-1-3

         IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.


                                          ARMOR HOLDINGS, INC.



                                          By:___________________________________
                                             Name:
                                             Title:



                                          By:___________________________________
                                             Name:
                                             Title:

Dated:



Certificate of Authentication:



Wachovia Bank, National Association,
as Trustee, certifies that this is one of the Notes referred to in the within mentioned Indenture.





By:____________________________________
          Authorized Signatory



                                     A-1-4

                                [REVERSE OF NOTE]

                              ARMOR HOLDINGS, INC.

                    8 1/4% SENIOR SUBORDINATED NOTES DUE 2013


                  1. Interest. Armor Holdings, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at 8.25% per annum from ______________, 2003 until maturity; provided, however, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Note from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured at a rate of 0.5% per annum with respect to the first 90-day period following such Registration Default, increasing by an additional 0.5% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of additional interest of 1.0% per annum. The Company will pay interest semiannually on February 15 and August 15 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from _________________; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be ________________. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  2. Method of Payment. The Company shall pay interest on the Notes (except defaulted interest) to the persons who are registered holders of Notes at the close of business on the record date immediately preceding the Interest Payment Date, even if such Notes are cancelled after the record date and on or before the Interest Payment Date, except as provided in Section 2.11 of the Indenture with respect to defaulted interest. The Notes shall be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose in The City of New York, or Charlotte, North Carolina maintained for such purposes, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and interest on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal of, premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay such amounts by check payable in such money. It may mail an interest check to a Holder's registered address.

                  3. Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

                  4. Indenture. The Company issued the Notes under an Indenture, dated as of August 12, 2003 (the "Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbb) as in effect on the date of the Indenture. Notwithstanding

                                     A-1-5
         anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Indenture pursuant to which the Notes are issued provides that an unlimited aggregate principal amount of Notes may be issued thereunder.

                  5. Guarantees. The Notes are general senior subordinated unsecured obligations of the Company. The Company's obligation to pay principal, premium, if any, and interest with respect to the Notes is unconditionally guaranteed on a senior subordinated basis, jointly and severally, by the Subsidiary Guarantors pursuant to Article Eleven of the Indenture. Certain limitations to the obligations of the Subsidiary Guarantors are set forth in further detail in the Indenture.

                  6. Subordination. Each Holder by accepting this Note agrees, that payment of principal, premium, if any, and interest on (or any other Obligations relating to) the Notes is subordinated in right of payment, to the extent and in the manner provided in Article Ten of the Indenture, to the prior payment in full in cash of all Senior Debt of the Company (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt. Each Holder by accepting this Note agrees, that any payment in respect of the Subsidiary Guarantee of each Subsidiary Guarantor is subordinated in right of payment, to the extent and in the manner provided in Article Twelve of the Indenture, to the prior payment in full in cash of all Senior Debt of such Subsidiary Guarantor (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.

                  7. Optional Redemption. Except as described below, the Notes will not be redeemable at the Company's option prior to August 15, 2008. At any time on or after August 15, 2008, the Company may, at its option, redeem all or any portion of the Notes, subject to any restriction or other provisions relating thereto contained in any Senior Debt, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of the principal amount of the Notes) set forth below, plus, in each case, accrued and unpaid interest and additional interest, if any, thereon to the applicable redemption date, if redeemed during the 12-month period beginning on August 15 of the years indicated below:

                           Year                             Percentage
                           ----                             ----------
                           2008                             104.125%
                           2009                             102.750%
                           2010                             101.375%
                           2011 and thereafter              100.000%


                  Notwithstanding the foregoing, at any time and from time to time on or prior to August 15, 2006, the Company may redeem up to 35% of the aggregate principal amount of the Notes originally issued under the Indenture, subject to any restriction or other provisions relating thereto contained in any Senior Debt, with the proceeds of one or more Public Equity Offerings, at a redemption price (expressed as a percentage of principal amount) of 108.25%, plus accrued and unpaid interest and additional interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that (1) at least 65% of the aggregate principal amount of the Notes originally issued under the Indenture must remain outstanding immediately after the occurrence of each such redemption (excluding Notes held by the Company and its Subsidiaries); and (2) any such redemption must occur within 60 days of the date of the closing of each such Public Equity Offering.

                  8. No Mandatory Redemption. The Company shall not be required to make mandatory redemption payments or sinking fund payments with respect to the Notes.

                                     A-1-6

                  9. Selection and Notice of Redemption. Notice of redemption will be mailed to the Holder's registered address at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed. If less than all of the Notes are to be redeemed, the Trustee shall select the Notes to be redeemed in integral multiples of $1,000 pro rata, by lot or by any other method that the Trustee considers fair and appropriate; provided that if the Notes are listed on any securities exchange, that such method complies with the requirements of such exchange. Notes in denominations larger than $1,000 may be redeemed in part. On and after the redemption date interest ceases to accrue on Notes or portions of them called for redemption (unless the Company shall default in the payment of the redemption price or accrued interest).

                  10. Repurchase at Option of Holder. (a) Upon the occurrence of a Change of Control, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to a Change of Control Offer at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and additional interest, if any, thereon, to the date of purchase. Within 30 days following any Change of Control, the Company will mail a notice to each Holder describing, among other things, the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the date specified in such notice, which date shall be no earlier than 30 days and no later than 90 days from the date such notice is mailed, pursuant to the procedures required by the Indenture and described in such notice.

                  (b) Within 365 days after the receipt of any Net Proceeds from an Asset Sale, the Company may apply such Net Proceeds at its option to
         (1) prepay, repay or repurchase Senior Debt and, if (i) the Senior Debt repaid is revolving credit Indebtedness, and (ii) at the time of such Asset Sale and at the time of such repayment, the Company is not permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 4.09 of the Indenture, correspondingly reduce commitments with respect thereto or (2) to purchase Replacement Assets or to make a capital expenditure in or that is used or useful in a Permitted Business. Any Net Proceeds from Asset Sales that are not applied or invested as provided in the immediately preceding sentence shall constitute "Excess Proceeds." Within 30 days after the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company shall make an "Asset Sale Offer" to all Holders of Notes, and all holders of other Indebtedness that is pari passu with the Notes or any Subsidiary Guarantee containing provisions similar to those set forth in this Indenture with respect to offers to purchase with the proceeds of sales of assets, to purchase the maximum principal amount of Notes and such other pari passu Indebtedness that may be purchased out of the Excess Proceeds. The offer price in any Asset Sale Offer shall be equal to 100% of principal amount of the Notes purchased plus accrued and unpaid interest and additional interest, if any, thereon, to the date of purchase, and shall be payable in cash. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Notes and such other pari passu Indebtedness tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other pari passu Indebtedness to be purchased on a pro rata basis based on the principal amount of Notes and such other pari passu Indebtedness tendered. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

                  11. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Notes selected for redemption. Also, it need not transfer or exchange any Notes for a period of 15 days before the mailing of a notice of redemption of Notes to be redeemed.

                  12. Persons Deemed Owners. The registered Holder of a Note may be treated as the owner of it for all purposes and neither the Company, any Subsidiary Guarantor, the Trustee nor any Agent shall be affected by notice to the contrary.

                                     A-1-7

                  13. Amendment, Supplement, Waiver. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes, and any existing default or noncompliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to: cure any ambiguity, defect or inconsistency; provide for uncertificated Notes in addition to or in place of certificated Notes; provide for the assumption of the Company's or any Subsidiary Guarantor's Obligations to the Holders of the Notes in the case of a merger or consolidation or sale of all or substantially all of the Company's or such Subsidiary Guarantor's assets pursuant to the provisions of Section 5.01, 4.20(B) or 4.22 of the Indenture; to make any change that would provide any additional benefit or rights to the Holders or that does not adversely affect the legal rights hereunder of any such Holder; to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA; to comply with Sections 4.20(C) (release of Subsidiary Guarantees) and 4.22 (Additional Subsidiary Guarantors) of the Indenture; evidence and provide for the acceptance of appointment by a successor Trustee; provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture as of the date thereof; or allow any Subsidiary of the Company or any of its Subsidiaries to execute a supplemental indenture to become a Subsidiary Guarantor or to execute a Subsidiary Guarantee with respect to the Notes.

                  14. Defaults and Remedies. If an Event of Default (other than an Event of Default related to bankruptcy or insolvency of the Company, any Significant Subsidiary of the Company or any Subsidiaries of the Company that, taken together as a whole, would constitute a Significant Subsidiary) under the Indenture occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the unpaid principal of, premium, if any, accrued and unpaid interest and additional interest, if any, on, all the Notes then outstanding to be due and payable, by a notice in writing to the Company (and to the Trustee, if given by Holders) specifying the respective Event of Default and upon any such declaration such principal, premium, if any, accrued and unpaid interest and additional interest, if any, shall become immediately due and payable; provided, however, that so long as any Obligations under any Credit Facilities shall be outstanding, the acceleration shall not be effective until the earlier of (1) an acceleration of Indebtedness under such Credit Facilities or (2) five business days after receipt by the Company and the agent under such Credit Facilities of written notice of such declaration of acceleration of the Notes. If an Event of Default related to bankruptcy or insolvency of the Company, any Significant Subsidiary of the Company or any Subsidiaries of the Company that, taken together as a whole, would constitute a Significant Subsidiary occurs, all unpaid principal of, accrued interest and additional interest, if any, on, the Notes then outstanding will become due and payable immediately, without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity and security satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes may direct the Trustee in its exercise of any trust or power.

                  15. Trustee Dealings with Company and Subsidiary Guarantors. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, the Subsidiary Guarantors or their respective Subsidiaries or Affiliates with the same rights it would have if it were not Trustee.

                  16. Authentication. This Note shall not be valid until the Trustee or an authenticating agent signs the certificate of authentication on the other side of this Note.

                  17. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Notes as a convenience to Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

                  18. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, as such, of the Company, any Subsidiary Guarantor or the Trustee, shall not have any liability for any obligations of the Company, any Subsidiary Guarantor or the Trustee, under the Notes or the Indenture or for any claim based on,

                                     A-1-8
in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

                  19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  This Note shall be governed by and construed in accordance with the laws of the State of New York.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to: Armor Holdings, Inc., 1400 Marsh Landing Parkway, Suite 112, Jacksonville, Florida 32250, Attention:
Philip Baratelli.





                                     A-1-9

                                 ASSIGNMENT FORM



To assign this Note, fill in the form below:

I or we assign and transfer this Note to:




--------------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint _____________________________________as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------


Your Signature:_________________________________________________________________
              (Sign exactly as your name appears on the other side of this Note)



Your Name:_______________________________________

Date:

Signature Guarantee:_____________________________


                                     A-1-10

                   FORM OF OPTION OF HOLDER TO ELECT PURCHASE


         If you want to elect to have this Note purchased by the Company pursuant to Section 4.11 or Section 4.16 of the Indenture, check the box: ?

         If you want to have only part of this Note purchased by the Company pursuant to Section 4.11 or Section 4.16 of the Indenture, state the amount (in integral multiples of $1,000:

$_______________________________



Date:___________________________

Signature:____________________________________
(Sign exactly as your name appears on the other side of this Note)



Name:___________________________________________________________________________



Signature Guarantee:____________________________________________________________




                                     A-1-11

                         [TO BE ATTACHED TO GLOBAL NOTE]

                SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

    The following increases or decreases in this Global Note have been made:

====================================================================================================================
                                                                       PRINCIPAL AMOUNT OF        SIGNATURE OF
                        AMOUNT OF DECREASE IN  AMOUNT OF INCREASE IN     THIS GLOBAL NOTE     AUTHORIZED SIGNATORY
                         PRINCIPAL AMOUNT OF    PRINCIPAL AMOUNT OF       FOLLOWING SUCH      OF TRUSTEE OR NOTES
   DATE OF EXCHANGE        THIS GLOBAL NOTE       THIS GLOBAL NOTE     DECREASE OR INCREASE        CUSTODIAN
====================================================================================================================


















































====================================================================================================================


                                     A-1-12

                                                                     EXHIBIT A-2
                                                                     -----------



                             [FORM OF FACE OF NOTE]

                              ARMOR HOLDINGS, INC.

                   [Regulation S Temporary Global Note Legend]

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

                           [Private Placement Legend]

THIS SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION S THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT:

                  (A) SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY

                           (1) (a) TO A PERSON WHOM THE SELLER REASONABLY
                  BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 (IF AVAILABLE) UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON U.S PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) (1) , (2) ,
                  (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS),

                           (2) TO THE ISSUER, OR

                           (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
                  AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND


                                     A-2-1

                  (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

                  THIS SECURITY MAY NOT BE ACQUIRED OR HELD WITH THE ASSETS OF
         (I) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO ERISA, (II) A "PLAN" DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) ANY ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY, OR (IV) A GOVERNMENTAL PLAN OR CHURCH PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE ("SIMILAR LAW"), UNLESS THE ACQUISITION AND HOLDING OF THIS SECURITY BY THE PURCHASER OR TRANSFEREE, THROUGHOUT THE PERIOD THAT IT HOLDS THIS SECURITY, ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS UNDER ERISA AND
         SECTION 4975 OF THE CODE OR ANY PROVISIONS OF SIMILAR LAW, AS APPLICABLE, PURSUANT TO ONE OR MORE PROHIBITED TRANSACTION STATUTORY OR ADMINISTRATIVE EXEMPTIONS. BY ITS ACQUISITION OR HOLDING OF THIS SECURITY, EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE FOREGOING REQUIREMENTS HAVE BEEN SATISFIED.

                              [Global Note Legend]

                  THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.07(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO
         SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         [THE REMAINDER OF THIS SECURITY SHALL BE IN THE FORM SET FORTH IN EXHIBIT A-1.]

                                     A-2-2

                                                                       EXHIBIT B
                                                                       ---------


                         FORM OF CERTIFICATE OF TRANSFER

         Armor Holdings, Inc.
         1400 Marsh Landing Parkway, Suite 112
         Jacksonville, Florida  32250
         Facsimile:  (904) 741-5403
         Attention:  Philip Baratelli

         CUSIP:_____________

                  Re:  8 1/4% Senior Subordinated Notes due 2013

                  Reference is hereby made to the Indenture, dated as of August 12, 2003 (the "Indenture"), between Armor Holdings, Inc., a Delaware corporation (the "Company"), the Subsidiary Guarantors and Wachovia Bank, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  ___________________ (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount at maturity of $___________ in such Note[s] or interests (the "Transfer"), to ___________________________
         (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                           [CHECK ALL THAT APPLY]

                  1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note shall be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

                  2. [ ] Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Note or a Definitive Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the restricted period as defined in Regulation S, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S.

         Person (other than the Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note shall be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Definitive Note transferred pursuant to Regulation S and in the Indenture and the Securities Act.

                  3. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

                  (a) [ ] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

                  (b) [ ] such Transfer is being effected to the Company or a subsidiary thereof; or

                  (c) [ ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act; or

                  (d) [ ] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) if the principal amount of Notes to be transferred is less than $100,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note shall be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Definitive Notes and in the Indenture and the Securities Act.

                  4. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

                  (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note shall no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

                  (b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note shall no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

                  (c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note shall not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                              __________________________________
                                                [Insert Name of Transferor]



                                              By:_______________________________
                                                 Name:
                                                 Title:
Dated:______________________

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.             The Transferor owns and proposes to transfer the following:


                           [CHECK ONE OF (A) OR (B)]

           (A)     [ ] a beneficial interest in the:

              (i)  [ ] 144A Global Note (CUSIP __________); or

              (ii) [ ] Regulation S Global Note (CUSIP __________); or

           (B)     [ ] a Restricted Definitive Note.

2.                     After the Transfer the Transferee shall hold:


                                   [CHECK ONE]

           (A)     [ ] a beneficial interest in the:

              (i)  [ ] 144A Global Note (CUSIP __________); or

              (ii) [ ] Regulation S Global Note (CUSIP __________); or

              (iii)[ ] Unrestricted Global Note (CUSIP __________); or

           (B)     [ ] a Restricted Definitive Note; or

           (C)     [ ] an Unrestricted Definitive Note,

in accordance with the terms of the Indenture.

                                                                       EXHIBIT C
                                                                       ---------



                         FORM OF CERTIFICATE OF EXCHANGE

         Armor Holdings, Inc.
         1400 Marsh Landing Parkway, Suite 112
         Jacksonville, Florida  32250
         Facsimile:  (904) 741-5403
         Attention:  Philip Baratelli

         CUSIP: ______________

                  Re:  8 1/4% Senior Subordinated Notes due 2013

                  Reference is hereby made to the Indenture, dated as of August 12, 2003 (the "Indenture"), between Armor Holdings, Inc., a Delaware corporation (the "Company), the Subsidiary Guarantors and Wachovia Bank, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  __________________________ (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount at maturity of $____________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

                  1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE.

                  (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act,
         (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and
         (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES.

                  (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued shall continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

                  (b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the [CHECK ONE]

                                   [ ]  144A Global Note,

                                   [ ]  Regulation S Global Note

                  with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued shall be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                             ___________________________________
                                             [Insert Name of Transferor]





                                             By:________________________________
                                                Name:
                                                Title:

         Dated:_______________________

                                                                       EXHIBIT D
                                                                       ---------



                            FORM OF CERTIFICATE FROM

                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Armor Holdings, Inc.
1400 Marsh Landing Parkway, Suite 112
Jacksonville, Florida  32250
Facsimile:  (904) 741-5403
Attention:  Philip Baratelli

                  CUSIP: ____________

                  Re:  8 1/4% Senior Subordinated Notes due 2013

                  Reference is hereby made to the Indenture, dated as of August 12, 2003 (the "Indenture"), between Armor Holdings, Inc., a Delaware corporation (the "Company"), the Subsidiary Guarantors and Wachovia Bank, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  In connection with our proposed purchase of $____________ aggregate principal amount at maturity of:

                      (a)  [ ]   beneficial interest in a Global Note, or

                      (b)  [ ]   a Definitive Note,

         we confirm that:

                  1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

                  2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we shall do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144 under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

                  3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we shall be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us shall bear a legend to the foregoing effect.

                  4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
         Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                            ____________________________________
                                            [Insert Name of Accredited Investor]


                                            By:_________________________________
                                               Name:
                                               Title:

         Dated:_________________




                                      D-2